EXHIBIT 10.1

AECOM RETIREMENT & SAVINGS PLAN

(As Amended and Restated Effective July 1, 2016)

C E R T I F I C A T E

AECOM, acting through a duly authorized member of the AECOM Americas Benefits Administration Committee, hereby adopts this amendment and restatement of the AECOM Retirement & Savings Plan in the form attached hereto.

Dated this      day of June, 2016.

AECOM

By:
Its:	Chair, AECOM Americas Benefits Administration Committee

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APPENDIX A

SPECIAL RULES IN THE EVENT THE PLAN BECOMES TOP HEAVY

APPENDIX B

ANNUAL ADDITIONS

APPENDIX C

SPECIAL DISTRIBUTION OPTIONS FOR MEMBERS OF CERTAIN ACQUIRED COMPANIES

APPENDIX D

MERGER OF THE MCNEIL TECHNOLOGIES, INC. 401(K) PLAN INTO THE AECOM RETIREMENT & SAVINGS PLAN

APPENDIX E

MERGER OF THE HUNT CORPORATION RETIREMENT SAVINGS PLAN INTO THE AECOM RETIREMENT & SAVINGS PLAN

APPENDIX F

MERGER OF THE AECOM 401(k) RETIREMENT PLAN INTO THE AECOM RETIREMENT & SAVINGS PLAN

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ARTICLE I

GENERAL

1.1                               History and Purpose of Plan

Effective January 1, 1990, AECOM Technology Corporation established the AECOM Technology Corporation Employee Stock Ownership Plan (the “Plan”).  Effective as of October 1, 2000, the Plan was amended and restated to reflect the merger of the AECOM Technology Corporation Stock Investment Plan (“Stock Investment Plan”) and the AECOM Technology Corporation 401K Pension Plan and Investment Plan (the “Investment Plan”) into the Plan.  Effective as of May 1, 2002, the Plan was amended to provide that it no longer qualified as an employee stock ownership plan, and was instead intended to qualify as a profit sharing plan which may, but need not, invest up to 100% in shares of AECOM stock that meets the requirements for “qualifying employer securities” under Section 407(d)(5) of ERISA.  Between 2001 and 2010, defined contribution plans maintained by several AECOM subsidiaries and affiliates merged into the Plan.  The Plan was again amended and restated effective January 1, 2011 (the “2011 Restatement”).  The 2011 Restatement includes the detailed historical rules applicable to the plan mergers described above.

The Plan was again amended and restated as the AECOM Retirement & Savings Plan effective January 1, 2016.  Effective July 1, 2016, the Plan is again amended and restated to reflect the merger of the McNeil Technologies, Inc. 401(k) Plan, the Hunt Corporation Retirement Savings Plan and the AECOM 401(k) Retirement Plan (f/k/a the URS Corporation 401(k) Retirement Plan) into the Plan and to provide that the Common Stock Fund shall be an employee stock ownership plan.   The Plan consists of a profit sharing component intended to qualify under Section 401(a) of the Code, which also includes a cash or deferred arrangement intended to qualify under Section 401(k) of the Code, and a non-leveraged employee stock ownership component intended to qualify under Sections 401(a), 409 and 4975(e)(7) of the Code, which is designed to invest primarily in common stock of AECOM.  Except as otherwise required to comply with applicable law or as specifically provided below, this amendment and restatement is effective as of July 1, 2016.  The rights and benefits of any Employees who had a termination of employment prior to the effective date of this restatement shall be determined under the Plan in effect at the time of such termination of employment, except as otherwise provided herein, as required by applicable law, or in accordance with uniform procedures adopted by the Administrative Committee.

1.2                               Plan Appendices

The provisions of the Plan may be modified by appendices to the Plan.  The terms and provisions of each such appendix are a part of the Plan and supersede the other provisions of the Plan to the extent necessary to eliminate inconsistencies between such other Plan provisions and such appendix.

ARTICLE II

DEFINITIONS

2.1                               Account or Accounts

“Account” or “Accounts” shall mean all of the separate accounts maintained for each Member under the Plan.  Any of the Accounts (or subaccounts) may have subaccounts.  The Accounts include the following:

(a)                                 Company Match Account, which is credited with Company Match Contributions under Section 6.1, and the income, losses, expenses, appreciation, and depreciation attributable thereto.

(b)                                 After-Tax Account, which is credited with the Member’s After-Tax Contributions in accordance with Section 5.1, and the income, losses, expenses, appreciation, and depreciation attributable thereto.

(c)                                  Pre-Tax Account, which is credited with the Member’s Pre-Tax Contributions in accordance with Section 5.2, and the income, losses, expenses, appreciation, and depreciation attributable thereto.

(d)                                 Prior Employer Contribution Account, which includes (i) employer matching contributions made under the Investment Plan with respect to Compensation earned before the beginning of the first payroll period commencing on or after April 1, 1990; and (ii) any amounts (other than amounts credited to a Member’s Prior Safe Harbor Match Account and/or Prior RETEC Contribution Account (if any)) transferred from any other plan merged into the Plan that were attributable to employer matching contributions or other employer contributions made on behalf of participants under the prior plan and held under a matching account or other employer contribution account with respect to the prior plan, and the income, losses, expenses, appreciation, and depreciation attributable thereto.

(e)                                  Prior Money Purchase Pension Plan Account, which includes any amounts transferred from any other plan merged into the Plan that are attributable to money purchase pension plan assets held under the prior plan, and the income, losses, expenses, appreciation, and depreciation attributable thereto.

(f)                                   Prior RETEC Contribution Account, which includes any amounts transferred from the RETEC Employee Savings and Profit Sharing Plan, which merged into the Plan, that are attributable to employer matching contributions or other employer contributions (other than safe harbor matching or safe harbor employer contributions) made on behalf of participants under the RETEC Employee Savings and Profit Sharing Plan and held under a matching account or other employer contribution account with respect to the plan, and the income, losses, expenses, appreciation, and depreciation attributable thereto.

(g)                                  Prior Safe Harbor Match Account, which includes any amounts transferred from any other plan merged into the Plan that are attributable to safe harbor matching contributions made on behalf of participants under the prior plan and held under a matching contribution account with respect to such prior plan, and the income, losses, expenses, appreciation, and depreciation attributable thereto.

(h)                                 Rollover Account, which is credited with the amount, if any, received by the Plan in accordance with Section 5.6 as a rollover contribution, and the income, losses, expenses, appreciation, and depreciation attributable thereto.

(i)                                     Roth Elective Deferral Account, which is credited with the Member’s Roth Elective Deferral Contributions in accordance with Section 5.3, and the income, losses, expenses, appreciation, and depreciation attributable thereto.

(j)                                    2006 Pension Buy-Up Accounts, established pursuant to Section 11.6 for Members, who, as of December 31, 2006 were Pension Plan participants who had not reached a “Buy-Up Date,” which date is the close of the business day coinciding with or next following the Member’s Termination of Service.  No contributions will be credited to the 2006 Pension Buy-Up Accounts after December 31, 2006.  The 2006 Pension Buy-Up Accounts shall mean the 2006 Pension Buy-Up Company Match Account, 2006 Pension Buy-Up After-Tax Account, and 2006 Pension Buy-Up Pre-Tax Account.

2.2                               Administrative Committee

“Administrative Committee” shall mean the AECOM Global Benefits Administration Committee, or its successor(s) or delegate(s).

2.3                               Affiliate or Affiliated Company

“Affiliate” or “Affiliated Company” shall mean any entity affiliated with the Sponsoring Company within the meaning of Sections 414(b), (c) or (m) of the Code, or under regulations, if any, prescribed under Section 414(o) of the Code, except that for purposes of applying the provisions of Appendix B with respect to the limitation on Annual Additions, Section 415(h) of the Code shall apply.  However, an entity shall only be an Affiliate during the period it is so affiliated with the Sponsoring Company.

2.4                               After-Tax Contributions

“After-Tax Contributions” shall mean an amount that a Member elects to have deducted from his salary or wages on an after-tax basis in accordance with Section 5.1.  After- Tax Contributions shall be made by payroll deductions in accordance with the arrangements between Members and the Participating Company.

2.5                               Beneficiary

“Beneficiary” shall mean the person or persons entitled to receive benefits which are payable under the Plan upon or after a Member’s death as provided under Article IV.

2.6                               Board of Directors

“Board of Directors” shall mean the Board of Directors of AECOM or any other committee or individual acting pursuant to delegated power and authority from the Board of Directors of AECOM.

2.7                               Cash-Out Amount

“Cash-Out Amount” shall mean $5,000.

2.8                               Catch-up Contributions

“Catch-up Contributions” are Pre-Tax Contributions defined in Section 5.2(e).

2.9                               Code

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.  References to any Section of the Code shall include any successor provision thereto.

2.10                        Common Stock Fund

“Common Stock Fund” is defined in Section 7.2(a).

2.11                        Company

“Company” shall mean the Sponsoring Company and each other Participating Company, or any of them.

2.12                        Company Match Contributions

“Company Match Contributions” are defined in Section 6.1.

2.13                        Compensation

“Compensation” shall mean all remuneration paid or made available by the Company to an Employee for the Employee’s services as salary or wages.

(a)                                 “Compensation” shall include:

(1)                                 Base salary and wages, including overtime, sick time, vacation/PTO, holidays, commissions and jury duty;

(2)                                 Bonuses;

(3)                                 Cash awards;

(4)                                 Shift differential;

(5)                                 Service Contract Act payments in cash rather than in fringe benefits;

(6)                                 Member Pre-Tax Contributions to the Plan;

(7)                                 The Member’s pre-tax contributions under a Participating Company’s flexible benefits program (such as before-tax contributions to the cost of health insurance premiums or contributions to health care or dependent care flexible spending accounts); and

(8)                                 Short-term disability when paid by a Participating Company.

(b)                                 “Compensation” shall exclude:

(1)                                 Allowances (moving, education, expenses, tax, etc.);

(2)                                 Non-cash fringe benefits;

(3)                                 Severance payments;

(4)                                 Stock payments, including amounts realized in connection with stock options or restricted stock;

(5)                                 Deferred compensation, including distributions from non-qualified retirement plans;

(6)                                 Hazard/danger pay;

(7)                                 Tax gross ups;

(8)                                 Group term life insurance;

(9)                                 Long-term disability benefits paid by a third party;

(10)                          Prizes;

(11)                          Non-cash awards;

(12)                          Short-term disability when paid by an entity other than a Participating Company; and

(13)                          Recognition awards.

(c)                                  An Employee’s Compensation for a Plan Year shall not exceed $265,000 (or such higher amount as may be determined by the Secretary of the Treasury in accordance with Section 401(a)(17) of the Code to reflect increases in the cost of living).

2.14                        Disability

“Disability” shall mean physical and/or mental incapacity of such a nature that it qualifies a Member for the receipt of benefits under a long term disability welfare plan maintained by a Participating Company; provided, however, that if the Member is not a participant in such a long term disability welfare plan, such Member shall be considered to have a Disability if the Member is eligible for disability benefits under the Social Security Act.  The determination of the Administrative Committee as to whether a Member has a Disability and the date of such Disability shall be final, binding and conclusive.

2.15                        Early Retirement Age

“Early Retirement Age” shall mean the earlier of:

(a)                                 The Member’s attainment of age 55 and completion of 10 Years of Vesting Service; or

(b)                                 The Member’s completion of 30 Years of Vesting Service.

2.16                        Eligible Employee

“Eligible Employee” shall mean a person who is an Employee of a Company or an Employee of foreign Affiliated Company who is included on the payroll of a Company located in the United States, but excluding (i) any leased employee described in Section 414(n) of the Code, (ii) any Employee who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more Participating Companies unless such bargaining agreement specifically provides otherwise, (iii) any Employee who is compensated on an hourly rate or other rate basis if such Employee is not included in a designated eligible payroll classification code so designated by the Administrative Committee, (iv) any person who is a non-resident alien who receives no earned income (within the meaning of Section 911(b) of the Code) from sources within the United States and (v) any Employee located in Puerto Rico.

2.17                        Employee

(a)                                 Employee shall mean each person employed by the Company or an Affiliate as a common law employee, including (i) any part-time Employee, (ii) any temporary Employee, (iii) any leased employee described in Section 414(n) of the Code and (iv) any other individual required to be treated as employed by the Company or an Affiliate under Section 414(o) of the Code.

(b)                                 An individual shall not be an “Employee” if he meets any of the following:

(i)                                     the individual was performing services for any Participating Company under an agreement, contract, or any other arrangement pursuant to which the individual is characterized or classified by the Participating Company as an independent contractor (or an employee of an independent contractor) or leased employee;

(ii)                                  the individual’s payments for services for any Participating Company have not been initially treated by any Participating Company as subject to wage withholding under the Code and applicable state law;

(iii)                               any individual who was not initially classified by a Participating Company as a common law employee of a Participating Company;

(iv)                              any individual who was initially classified as a Leased Employee; or

(v)                                 any other individual who was leased by a Participating Company from an entity that is the individual’s employer of record.

(c)                                  Notwithstanding subsection (b)(i) above, if the Company determines or agrees that the classification or treatment was incorrect and that the individual was or is in fact a common law employee, such an individual shall not be an Employee (or Eligible Employee or Member) either retroactively or prospectively; however, if the Company informs the individual in writing that he is an Employee for purposes of the Plan, he shall be an Employee with respect to service after the date specified in such writing.

(d)                                 Solely for purposes of the requirements of Section 414(n)(3) of the Code (but only to the extent they relate to this Plan), including counting service for vesting, “Employee” shall also mean (i) any individual described in the preceding subsection (b) who is in fact a common law employee and (ii) leased employees.  However, such persons shall not be Employees for any other purpose (or Eligible Employees), unless so notified as set forth in subsection (c).  Notwithstanding the foregoing, if the leased employees constitute less than twenty percent (20%) of the Participating Companies’ non-highly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, “Employee” shall not include leased employees covered by a plan described in Section 414(n)(5) of the Code unless otherwise provided in the Plan.

(e)                                  The foregoing sets forth a clarification of the intention of the Company regarding participation in the Plan for any Plan Year, including Plan Years prior to the date of this restatement.

2.18                        Employment Date

“Employment Date” shall mean, with respect to any Employee, the date on which he first completes an Hour of Service.

2.19                        ERISA

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.  References to any Section of ERISA shall include any successor provision thereto.

2.20                        Forfeiture

“Forfeiture” shall mean the portion of a Member’s Account which is forfeited under the Plan.

2.21                        Funds

“Funds” shall mean the Funds set forth in Section 7.2, that is, the Investment Funds and the Common Stock Fund.

2.22                        Highly Compensated Employee

Effective as of January 1, 2014, “Highly Compensated Employee” shall mean:

(a)                                 Any Employee who performs services for the Company or any Affiliate and:

(1)                                 was a 5% owner of the Company or any Affiliate at any time during the current Plan Year or the twelve-month period preceding the current Plan Year; or

(2)                                 for the twelve-month period preceding the current Plan Year, received compensation from the Company or any Affiliate in excess of $120,000 (as adjusted pursuant to Section 415(d) of the Code).

(b)                                 For purposes of this definition of “Highly Compensated Employee,” “compensation” means Statutory Compensation.

2.23                        Hour of Service

“Hour of Service” shall mean each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Company for the performance of duties (such hours to be credited for the Plan Year in which the duties were performed), each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Company (such hours to be credited for the Plan Year to which the award or agreement pertains), and each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Company for reasons (such as vacation, sickness, disability, holidays, paid layoff and similar paid periods of nonworking time) other than the performance of duties (such hours to be credited for the Plan Year in which such period of nonworking time first occurs).

With respect to an Employee who is absent from work for any period (i) by reason of the pregnancy of the Employee; (ii) by reason of the birth of a child of the Employee; (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, or who is absent for a period that is designated by the Employer as a leave under the Family and Medical Leave Act of 1993, then solely for purposes of determining whether a One-Year Break in Service has occurred, such Employee shall be credited with the Hours of Service which otherwise would have been credited to such Employee but for such absence. In the event that the Administrative Committee is unable to determine the Hours of Service with respect to such absence, the Employee shall be credited with eight Hours of Service for each normal workday of such absence. No credit for Hours of Service shall be granted with respect to an absence described in this section if the Employee fails to timely provide information required by the Administrative Committee which is reasonably required to establish that the Employee was absent from work for a reason described in this section and to establish the number of days for which there was such an absence. Hours of Service which are credited pursuant to this section shall be credited only in the Plan Year in which the absence from work begins (if the Employee would be prevented from incurring a One-Year Break in Service in such year solely because the Employee is credited with Hours of Service pursuant to this section), or in any other case, in the immediately following Plan Year.

Notwithstanding the foregoing, effective January 1, 2016, with respect to an Employee who is absent from work for any period (i) by reason of the pregnancy of the Employee; (ii) by reason of the birth of a child of the Employee; (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, or who is absent for a period that is designated by the Participating Employer as a leave under the Family and Medical Leave Act of 1993, then solely for purposes of determining whether a One-Year Break in Service has occurred, the twelve (12) consecutive month periods beginning on the first day of such absence and the first anniversary thereof shall not constitute a One-Year Break in Service.  The Administrative Committee may require the Employee to furnish such information as the Administrative Committee considers necessary to establish that the Employee’s absence was for one of the reasons specified above.

An Hour of Service respecting any member of a controlled group of corporations or any member of an affiliated service group (as defined in Section 414(b), 414(m) or 414(o) of the Code) of which the Company is a member, or respecting an unincorporated trade or business which is under common control with the Company (as defined in Section 414(c) of the Code) or any other entity required to be aggregated with the Company under Section 414(o) of the Code shall be credited with an Hour of Service with the Company.

2.24                        Investment Committee

“Investment Committee” shall mean the AECOM Global Retirement Plans Investment Committee, or its successor(s) or delegate(s).

2.25                        Investment Funds

“Investment Funds” shall mean all Funds other than the Common Stock Fund.

2.26                        Member

“Member” shall mean an eligible Employee who becomes a Member of the Plan as provided in Article III of the Plan.  A Member ceases to be a Member when all amounts in his Accounts to which he is entitled under the Plan have been distributed in accordance with the Plan.

2.27                        One-Year Break in Service

“One-Year Break in Service” shall mean each twelve (12) consecutive month period commencing on an Employee’s Termination of Service and on each anniversary of such date during which the Employee or Member does not perform an Hour of Service.

2.28                        Participating Company

“Participating Company” shall mean the Sponsoring Company or any subsidiary or division of, or other corporation or entity affiliated or associated with, the Sponsoring Company, the board of directors or equivalent governing body of which shall adopt the Plan and Trust Agreement by appropriate action with the consent of the Administrative Committee.  By its adoption of the Plan, a Participating Company shall be deemed to appoint the Sponsoring Company its exclusive agent to exercise on its behalf all of the power and authority conferred by the Plan or by the Trust Agreement upon the Company and accepts the delegation to the Administrative Committee, Investment Committee and the Trustee of all the power and authority conferred upon them by the Plan and the Trust Agreement.  The authority of the Sponsoring Company, the Administrative Committee, Investment Committee and the Trustee to act as such agent or in accordance with such delegation shall continue until the Plan is terminated as to the Participating Company and the relevant Trust Fund assets have been distributed by the Trustee as provided in the Plan.  Unless the context indicates otherwise, Participating Company shall include the Sponsoring Company.

2.29                        Pension Plan

“Pension Plan” shall mean the AECOM Pension Plan.

2.30                        Plan

“Plan” shall mean the AECOM Retirement & Savings Plan.

2.31                        Plan Year

“Plan Year” shall mean the period beginning on January 1 and ending on December 31.

2.32                        Pre-Tax Contributions

“Pre-Tax Contributions” shall mean an amount contributed to the Plan in lieu of being paid to the Member as salary or wages in accordance with Section 5.2.  Pre-Tax Contributions shall be made under salary reduction arrangements between each Member and the Participating Company with respect to salary or wages not yet paid or otherwise available to the Member as of the date of the Member’s election under the arrangement.  Pre-Tax Contributions equal the sum of Pre-Tax Contributions and, if applicable, Catch-up Contributions.  Unless specifically stated otherwise, Roth Elective Deferral Contributions shall be treated as Pre-Tax Contributions, including without limitation for purposes of Article VIII.

2.33                        Restatement Date

“Restatement Date” shall mean July 1, 2016.

2.34                        Roth Catch-up Contributions

“Roth Catch-up Contributions” are Roth Elective Deferral Contributions defined in Section 5.3(f).

2.35                        Roth Elective Deferral Contributions

“Roth Elective Deferral Contributions” shall mean an amount contributed to the Plan in lieu of being paid to the Member as salary or wages in accordance with Section 5.3.  Roth Elective Deferral Contributions shall be made under salary reduction arrangements between each Member and the Participating Company with respect to salary or wages not yet paid or otherwise available to the Member as of the date of the Member’s election under the arrangement.  Roth Elective Deferral Contributions equal the sum of Roth Elective Deferral Contributions and, if applicable, Roth Catch-Up Contributions.  Unless specifically stated otherwise, Roth Elective Deferral Contributions shall be treated as Pre-Tax Contributions, including without limitation for purposes of Article VIII.

2.36                        Salary Reduction Contributions

“Salary Reduction Contributions” shall mean a Member’s contributions made pursuant to Article V.

2.37                        Shares

“Shares” shall mean common stock issued by the Sponsoring Company or any successor corporation thereto.

2.38                        Sponsoring Company

“Sponsoring Company” shall mean AECOM, a Delaware corporation.  Any corporation which shall, by merger, consolidation, purchase or otherwise, succeed to substantially all the business or assets and liabilities of AECOM shall, upon such succession and without any appointment or other action of the Trustee, Administrative Committee, or AECOM, be and become the successor employer hereunder.

2.39                        Spouse or spouse

For purposes of the Plan, and subject to the provisions of any Qualified Domestic Relations Order, “Spouse” or “spouse” means the person to whom a Member is legally married at the earlier of the date of the Member’s death or the date payment of the Member’s benefits commenced and who is living on the date of the Member’s death.  A person of the same sex as the Member shall be a Spouse, provided the couple was legally married in a jurisdiction that authorizes same-sex marriage.  Notwithstanding the foregoing, a person of the same sex as the Member shall not be a Spouse for Plan purposes prior to June 26, 2013.

2.40                        Statutory Compensation

“Statutory Compensation” shall be determined in accordance with Treas. Reg. Section 1.415(c)-2(d)(2), as detailed further below, and shall include:

(a)                                 A Member’s wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Company or an Affiliate (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and including any elective deferral (as defined in Section 402(g)(3) of the Code);

(b)                                 Any amount which is contributed or deferred by the Participating Company at the election of the Member and which is not includible in the gross income of the Member by reason of Section 125, 132(f)(4) or 457 of the Code;

(c)                                  Payments made within 2½ months after the Member’s severance from employment with the Company and all Affiliates or, if later, by the end of the limitation year during which the severance occurred, if they are payments that would have been paid to the Member if the Member had continued in employment with the Company or the Affiliate, and are regular compensation for services during the Member’s regular working hours, compensation for services outside the Member’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments;

(d)                                 The following amounts, if these amounts are paid within 2½ months after severance from employment with the Company and all Affiliates or, if later, by the end of the limitation year that includes the date of severance from employment with the Company and all Affiliates and those amounts would have been included in the definition of Compensation if they were paid prior to the Member’s severance from employment with the Company and all Affiliates:

(1)                                 Payment for unused accrued bona fide sick, vacation, or other leave, but only if the Member would have been able to use the leave if employment had continued; and

(2)                                 Payment received by a Member pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Member at the same time if the Member had continued in employment with the Company or the Affiliate and only to the extent that the payment is includible in the Member’s gross income.

(e)                                  Salary continuation payments to an individual who does not currently perform services for the Company or an Affiliate by reason of qualified military service (as that term is used in Section 414(u)(1) of the Code) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Company or Affiliate rather than entering qualified military service.

“Statutory Compensation” shall not include:

(f)                                   Except as provided in subsection (d)(2) above, any distributions from a plan of deferred compensation;

(g)                                  Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Member either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(h)                                 Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(i)                                     Other amounts which received special tax benefits.

Statutory Compensation for a limitation year is the compensation actually paid or includible in gross income during such limitation year.  For purposes of this Section 2.40, the “limitation year” shall be the Plan Year.

Notwithstanding the preceding sentence, Statutory Compensation for a Member who is disabled is the compensation such Member would have received for the limitation year if the Member had been paid at the rate of compensation paid immediately before becoming disabled; such imputed compensation for the disabled Member may be taken into account only if the Member is not a Highly Compensated Employee and contributions made on behalf of said Member are nonforfeitable when made.

2.41                        Termination of Service

“Termination of Service” shall mean a termination of employment with the Company and all Affiliates as determined by the Administrative Committee in accordance with reasonable standards and policies adopted by the Administrative Committee; provided, however, that the transfer of an Employee from employment by one Company or Affiliate to employment by another Company or Affiliate shall not constitute a Termination of Service; and provided further that a Termination of Service shall occur on the earlier of (a) or (b), where:

(a)                                 is the date as of which an Employee quits, is discharged, terminates his employment in connection with his incurring a Disability, retires or dies, and

(b)                                 is the first day of absence of an Employee who fails to return to employment at the expiration of an authorized leave of absence.

Notwithstanding the foregoing, an Employee who is absent on account of service in the armed forces of the United States of America shall not incur a Termination of Service in contravention of federal law.

2.42                        Trust

“Trust” shall mean the legal entity resulting from the trust agreement between the Sponsoring Company, on its own behalf and as agent for all other Participating Companies, the Investment Committee, and the Trustee which receives the Participating Companies’ and Members’ contributions, and holds, invests, and disburses funds to or for the benefit of Members and their Beneficiaries.

2.43                        Trust Agreement

“Trust Agreement” shall mean the agreements by and between the Sponsoring Company, the Investment Committee, and the Trustees, as said Agreements may from time to time be amended.

2.44                        Trust Fund

“Trust Fund” shall mean the total contributions made by the Participating Companies and Members to the Trust pursuant to the Plan, increased by profits, gains, income and recoveries received, and decreased by losses, depreciation, benefits paid and expenses incurred in the administration of the Trust.  Trust Fund includes all assets acquired by investment and reinvestment which are held in the Trust by the Trustee.

2.45                        Trustee

“Trustee” shall mean the party or parties, individual or corporate, named in the trust agreements and any duly appointed additional or successor Trustee or Trustees acting thereunder.

2.46                        Valuation Date

“Valuation Date” shall mean each business day on which the assets held in the applicable Investment Fund or Common Stock Fund, as applicable, are traded on an established securities market.

2.47                        Vested Interest

“Vested Interest” shall mean the portion of a Member’s Account which has become non-forfeitable.

2.48                        Years of Vesting Service

(a)                                 A Member’s “Years of Vesting Service” shall mean the sum of the following:

(1)                                 For service prior to January 1, 2016, the Member’s Years of Vesting Service as determined under the terms of the Plan in effect prior to January 1, 2016; plus

(2)                                 For service on and after January 1, 2016, the aggregate number of 12-month periods of service commencing on the later of (A) January 1, 2016 or (B) the Employee’ Employment Date and ending on the Employee’s Termination of Service.

(b)                                 At no point shall a Member’s Years of Vesting Service be less than the Member’s Years of Vesting Service determined under any prior restatement of the Plan.

(c)                                  Notwithstanding the foregoing, Years of Vesting Service, or any part thereof (determined ratably by full calendar months), for a Participating Company or an Affiliate during any period of time when such company was not an Affiliate shall not be taken into account except to the extent that such period or any part thereof constitutes service with an Affiliate by an Employee which is formally recognized by the Administrative Committee and such inclusion is specified by this Section 2.48 or an Appendix to the Plan.

2.49                        Singular/Plural and Masculine/Feminine

Words used in the Plan in the singular shall mean the plural, the plural shall mean the singular, and the masculine shall mean the feminine.

ARTICLE III

Plan Entry Requirements

An Eligible Employee shall be eligible to enter the Plan as specified below in this Article III.

Each Employee who was a Member immediately preceding the Restatement Date shall continue as a Member on and after the Restatement Date, subject to the terms and conditions of the Plan.

Each Eligible Employee of the Company who was not a Member immediately preceding the Restatement Date shall be eligible to enter the Plan on the first day of the pay period that is as soon as administratively feasible following such Eligible Employee’s Employment Date with the Company.

3.1                               Automatic Enrollment

An Eligible Employee who is hired or rehired by the Company (or a person who is classified or reclassified as an Eligible Employee) on or after January 1, 2016 shall be automatically enrolled as a Member in the Plan on the first day of the pay period that is as soon as administratively feasible following his “Automatic Enrollment Date.” An Eligible Employee’s “Automatic Enrollment Date” is forty-five (45) days after the date on which the Eligible Employee first completes one Hour of Service as an Eligible Employee. An Eligible Employee will not be automatically enrolled in the Plan if he affirmatively elects to make Salary Reduction Contributions as set forth below in Section 3.2, or elects not to participate in the Plan, prior to his Automatic Enrollment Date.

3.2                               Self-Enrollment

An Eligible Employee may elect to enroll in the Plan at the time and in the manner specified by the Administrative Committee. An Eligible Employee may elect (i) to participate in the Plan and elect to make Salary Reduction Contributions or (ii) to not participate in the Plan by providing the Administrative Committee with a properly completed election at the time and in the manner specified by the Administrative Committee. Said election shall remain in effect until the Eligible Employee provides the Administrative Committee with written notice of his decision to change his election(s). For Eligible Employees hired prior to January 1, 2016, in the event that an Eligible Employee failed to provide the Administrative Committee with a properly completed election at the time and in the manner specified by the Administrative Committee, that Eligible Employee shall be deemed to have elected not to participate in the Plan.

3.3                               Other Enrollment Rules

(a)                                 In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Eligible Employee will be eligible to participate in the Plan on the first day of the pay period that is as soon as administratively feasible following the change in class if such Eligible Employee would have otherwise previously become a Member.  If such change takes place on or after January 1, 2016, the automatic enrollment rules set forth in Section 3.1 shall apply.

(b)                                 A Member who ceases to be an Eligible Employee shall again be eligible to participate in the Plan commencing on the first day of the pay period that is as soon as administratively feasible following his first subsequent Hour of Service as an Eligible Employee.  If such change takes place on or after January 1, 2016, the automatic enrollment rules set forth in Section 3.1 shall apply.

(c)                                  A former Employee who was not an Eligible Employee shall be eligible to participate in the Plan on the first day of the pay period that is as soon as administratively feasible following such Employee’s first subsequent Hour of Service as an Eligible Employee. If such change takes place on or after January 1, 2016, the automatic enrollment rules set forth in Section 3.1 shall apply.

(d)                                 In the event that the eligibility of any person to participate in the Plan shall be disputed, the decision of the Administrative Committee upon such eligibility shall be controlling. For the purposes of enabling the Administrative Committee to make such determination, all information available to the Company which shall be required by the Administrative Committee shall be made available to the Administrative Committee.

3.4                               Military Service

Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

In accordance with Section 401(a)(37) of the Code, in the case of a Member who dies while performing qualified military service (as defined in Section 414(u) of the Code), such Member’s surviving Spouse or other Beneficiary who otherwise is entitled to receive preretirement death benefits under the Plan shall be entitled to receive any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan that are contingent on a Member’s termination of employment on account of death to the same extent as if the Member had resumed employment following the period of qualified military service, and then terminated employment on account of death.

ARTICLE IV

BENEFICIARIES

4.1                               Beneficiary Designation

Each Member shall file with the Administrative Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount payable under the Plan upon the Member’s death.  A Member may from time to time revoke or change his beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Administrative Committee.  Notwithstanding the foregoing, no designation of a non-spouse Beneficiary by a Member shall be given effect unless such Member’s surviving Spouse, if any, had consented in writing to such designation and, unless otherwise provided by the Administrative Committee in conformity with Section 417(a)(2)(A) of the Code and applicable Treasury Regulations, to all future designations; provided that (i) spousal consent shall not be required where the spouse cannot be located or on account of such other circumstances, if any, as are set forth in the regulations and (ii) spousal consent, if required, must acknowledge the effect of such designation and be witnessed by a Plan representative or notary public.  The last such designation received by the Administrative Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrative Committee prior to the Member’s death, and in no event shall it be effective as of a date prior to such receipt.  All decisions of the Administrative Committee concerning the effectiveness of any beneficiary designation, and the identity of any Beneficiary, shall be final.  A designation of a Beneficiary shall be effective only if the designated Beneficiary survives the Member.

4.2                               Failure to Designate Beneficiary

If no beneficiary designation is in effect at the time of a Member’s death, the payment of the amount, if any, payable under the Plan upon his death shall be made to the Member’s surviving spouse, if any, or if the Member has no surviving spouse, to the duly appointed and currently acting personal representative of the Member’s estate (which shall include either the Member’s probate estate or living trust).  In any case where there is no such personal representative of the Member’s estate duly appointed and acting in that capacity within 90 days after the Member’s death (or such extended period as the Administrative Committee determines is reasonably necessary to allow such personal representative to be appointed but not to exceed an additional 90 day period), payment shall be made to the first of the following classes of beneficiaries with one or more members of such class then surviving:  the Member’s (i) children, (ii) parents, or (iii) brothers and sisters.  If the Administrative Committee is in doubt as to the right of any person to receive such amount, the Administrative Committee may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Administrative Committee may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Trust therefore.

4.3                               Beneficiaries’ Rights

Whenever the rights of a Member are stated or limited in the Plan, his Beneficiaries shall be bound thereby.

ARTICLE V

AFTER-TAX AND PRE-TAX CONTRIBUTIONS

5.1                               After-Tax Contributions

After-Tax Contributions may be made to the Plan as follows:

(a)                                 Percentage for After-Tax Contributions.  Subject to the limitations set forth in the Plan, each Member may elect to make aggregate After-Tax Contributions on his own behalf in whole percentages from 1% to 75% of the Member’s Compensation for each payroll period, beginning with the first paycheck paid on or after the date the Member commences participation in accordance with Article III.  Such contributions by a Member shall be credited to the Member’s After-Tax Account.  All such contributions shall be made in accordance with rules established by the Administrative Committee.

(b)                                 6-Month Suspension Due to Hardship Withdrawal.  Notwithstanding the foregoing, a Member who withdraws any portion of the amount previously credited to his Accounts pursuant to Section 10.3 may not make After-Tax Contributions until the expiration of six months from the date on which the withdrawal became effective.

(c)                                  Status of After-Tax Contributions.  To make After-Tax Contributions under this Section, the Participating Company will deduct from the Member’s Compensation the amount authorized by the Member, and will then contribute the amount authorized by the Member to the Trustee as of the earliest date on which such amount can reasonably be segregated from the Participating Company’s general assets; provided, however, that such contribution shall be made no later than the fifteenth business day of the month following the date on which such amount would otherwise have been payable to the Member in cash, or as of such earlier or later date (in the case of any available extensions of time) as may be required or permitted by regulations issued pursuant to ERISA.

(d)                                 General Limitations on After-Tax Contributions.  As of the last day of the Plan Year, the Sponsoring Company shall determine the amount of After-Tax Contributions in excess of those permitted under Article VIII of the Plan, and any excess shall be distributed to the Member responsible for the excess After-Tax Contribution as provided in therein.

5.2                               Pre-Tax Contributions

Pre-Tax Contributions may be made to the Plan as follows:

(a)                                 Percentage for Pre-Tax Contributions.  Subject to the limitations set forth in the Plan, each Member may elect to make aggregate Pre-Tax Contributions on his own behalf in whole percentages from 1% to 75% of the Member’s Compensation for each payroll period, beginning with the first paycheck paid on or after the date the Member commences participation in accordance with Article III.  Such contributions by a Member shall be credited to the Member’s Pre-Tax Account.  All such contributions shall be made in accordance with rules established by the Administrative Committee.

(b)                                 6-Month Suspension Due to Hardship Withdrawal.  Notwithstanding the foregoing, a Member who withdraws any portion of the amount previously credited to his Accounts pursuant to Section 10.3 may not make Pre-Tax Contributions until the expiration of six months from the date on which the withdrawal became effective.

(c)                                  Status of Pre-Tax Contributions.  To make Pre-Tax Contributions under this Section, the Sponsoring Company will reduce the Member’s Compensation in the amount authorized by the Member and make a contribution to the Trustee equal to such reduction as of the earliest date on which such amount can reasonably be segregated from the Participating Company’s general assets; provided, however, that such contribution shall be made no later than the fifteenth business day of the month following the date on which such amount would otherwise have been payable to the Member in cash, or as of such earlier or later date (in the case of any available extensions of time) as may be required or permitted by regulations issued pursuant to ERISA.  Pre-Tax Contributions constitute company contributions under the Plan and are intended to qualify as elective contributions under Section 401(k) of the Code.

(d)                                 General Limitations on Pre-Tax Contributions.  As of the last day of the Plan Year, the Sponsoring Company shall determine the amount of Pre-Tax Contributions in excess of those permitted under Article VIII of the Plan, and any excess shall either be distributed to the Member responsible for the excess Pre-Tax Contribution or redesignated as an After-Tax Contribution and accounted for separately under the Plan in accordance with the Code and Treasury Regulations.

(e)                                  Catch-up Contributions.  All Members who have attained age 50 before the close of a calendar year shall be eligible to make Pre-Tax Catch-up Contributions for such calendar year in accordance with, and subject to the limitations of, section 414(v) of the Code.  Such amounts are in addition to the Pre-Tax Contributions otherwise permitted.  Such Catch-up Contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code.  The Plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12),

                                                410(b), or 416 of the Code, as applicable, by reason of the making of such Catch-up Contributions.  Notwithstanding any other provision of the Plan to the contrary, no Company Match Contributions of any kind shall be made with respect to (i) any Pre-Tax Catch-up Contributions or (ii) any Pre-Tax Contributions designated by the Member as Catch-up Contributions, even if such amounts are later recharacterized otherwise at a later time.

(f)                                   Automatic Enrollment.  If an Eligible Employee is automatically enrolled in the Plan in accordance with Section 3.1 above, such Member shall be deemed to have initially elected to have his Compensation for each pay period reduced by 1% and to have that amount contributed to the Plan as Pre-Tax Contributions on his behalf.  These automatic enrollment contributions may be discontinued or changed by the Member in accordance with this Section 5.2.

(g)                                  Automatic Increases.  A Member may elect to have an automatic annual increase in the rate of his Pre-Tax Contributions by 1%, 2% or 3% of Compensation, which increase shall be effective as of the first payroll period for which it is administratively practicable, as determined by the Administrative Committee, or as otherwise elected by the Member in accordance with procedures determined by the Administrative Committee.  The increase may be discontinued at any time by the Member, or the frequency of the increase may be elected by the Member in accordance with procedures determined by the Administrative Committee, by giving such notice to the Administrative Committee as determined by the Administrative Committee in its sole discretion.

5.3                               Roth Elective Deferral Contributions

Roth Elective Deferral Contributions may be made to the Plan as follows:

(a)                                 Percentage for Roth Elective Deferral Contributions.  Subject to the limitations set forth in the Plan, each Member may elect to make aggregate Roth Elective Deferral Contributions on his own behalf in whole percentages from 1% to 75% of the Member’s Compensation for each payroll period, beginning with the first paycheck paid on or after the date the Member commences participation in accordance with Article III.  Such contributions by a Member shall be credited to the Member’s Roth Elective Deferral Account.  All such contributions shall be made in accordance with rules established by the Administrative Committee.

(b)                                 Included in Taxable Income.  A Roth Elective Deferral is an elective deferral that is designated irrevocably by the Member at the time of the cash or deferred election as a Roth Elective Deferral Contribution.  Roth Elective Deferrals are treated by the Participating Company as includible in the Member’s income at the time the Member would have received that amount in cash if the Member had not made a cash or deferred election.  Contributions and withdrawals of Roth Elective Deferrals will be credited and debited to the Roth Elective Deferral Account maintained for each Member.  The Plan will maintain a record of the amount of Roth Elective Deferrals in each Member’s Roth Elective Deferral Account.  Gains, losses, and other credits or charges must be separately allocated on a reasonable and consistent basis to each Member’s Roth Elective Deferral Account and the Member’s other Accounts under the Plan.  No contributions other than Roth Elective Deferral Contributions and properly attributable earnings will be credited to each Member’s Roth Elective Deferral Account.

(c)                                  Status of Roth Elective Deferral Contributions.  To make Roth Elective Deferral Contributions under this Section, the Sponsoring Company will reduce the Member’s Compensation in the amount authorized by the Member and make a contribution to the Trustee equal to such reduction as of the earliest date in which such amount can reasonably be segregated from the Participating Company’s general assets; provided, however, that such contribution shall be made no later than the fifteenth business day of the month following the date on which such amount would otherwise have been payable to the Member in cash, or as of such earlier or later date (in the case of any available extensions of time) as may be required or permitted by regulations issued pursuant to ERISA.  Roth Elective Deferral Contributions constitute Company contributions under the Plan and unless otherwise noted are treated as elective contributions under Section 401(k) of the Code.

(d)                                 6-Month Suspension Due to Hardship Withdrawal.  Notwithstanding the foregoing, a Member who withdraws any portion of the amount previously credited to his Accounts pursuant to Section 10.3 may not make Roth Elective Deferral Contributions until the expiration of six months from the date on which the withdrawal became effective.

(e)                                  General Limitations on Roth Elective Deferral Contributions.  If any Pre-Tax Contributions are distributed in accordance with Section 5.2(d) and Article VIII, such distribution shall first be made from Roth Elective Deferral Contributions and then Pre-Tax Contributions, or in such other order as may be determined by the Administrative Committee from time to time.

(f)                                   Roth Catch-up Contributions.  All Members who have attained age 50 before the close of a calendar year shall be eligible to make Roth Catch-up Contributions for such calendar year in accordance with, and subject to the limitations of, Section 414(v) of the Code.  Such amounts are in addition to the Roth Elective Deferral Contributions and/or Pre-Tax Contributions otherwise permitted.  Such Roth Catch-up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Section 402(g) and 415 of the Code.  The Plan shall not be treated as failing to satisfy the provisions of the Plan  implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such Roth Catch-up Contributions.  Notwithstanding any other provision of the Plan to the contrary, no Company Match Contributions of any kind shall be made with respect to (i) any Roth Catch-up Contributions or (ii) any Roth Elective Deferral Contributions designated by the Member as Roth Catch-up Contributions, even if such amounts are recharacterized otherwise at a later time.  Notwithstanding the foregoing, this subsection (f) shall be applied in conjunction with Section 5.2(e), and the sum of a Member’s Pre-Tax Catch-up Contributions and Roth Catch-up Contributions for any Plan Year shall not exceed the “applicable dollar amount” limit set forth in Section 414(v)(2) of the Code.

5.4                               Limitation on Percentage

Notwithstanding the provisions of Section 5.1 and 5.2, a Member’s After-Tax Contributions plus Pre-Tax Contributions (including Roth Elective Deferral Contributions) for any payroll period shall not exceed 75% of such Member’s Compensation during the payroll period.

5.5                               Change, Suspension or Resumption of Contributions

Subject to the provisions of this Article V, a Member may elect to change, suspend or resume the rate of After-Tax Contributions or Pre-Tax Contributions (including Roth Elective Deferral Contributions), effective as of the first paycheck paid during the following calendar month or at any other time that the Administrative Committee may prescribe; provided that the Member has filed an election in such form and manner and at such time as the Administrative Committee may from time to time prescribe.  For purposes of this Section 5.5, the following shall not be deemed a change in a Member’s rate of After-Tax Contributions or Pre-Tax Contributions:  (i) a Member’s initial election of After-Tax Contributions or Pre-Tax Contributions under Sections 5.1, 5.2 or 5.3 of the Plan, or (ii) imposition of the limits of Article VIII.

5.6                               Rollover Contributions

(a)                                 An Eligible Employee, including an Eligible Employee on a leave of absence, who has received a distribution from a plan which meets the requirements of Section 401(a) of the Code or who has received a distribution from an individual retirement arrangement which meets the applicable requirements of Section 408(a) or (b) of the Code and Treasury Regulations may, in accordance with procedures approved by the Administrative Committee, transfer the distribution received from the other plan or individual retirement arrangement to the Trust; provided that the distribution is eligible for rollover treatment and exclusion from the gross income of the Employee in accordance with the Code.  Notwithstanding the foregoing, a distribution from this Plan or any other employee benefit plan maintained by the Company may not be rolled over into this Plan.  In addition, the Plan will accept a rollover from an annuity contract described in Section 403(b) of the Code (excluding after-tax employee contributions), and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; provided that the distribution is eligible for rollover treatment in accordance with the Code.

(b)                                 The Administrative Committee shall develop such procedures, and may require such information from an Employee desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section.  Upon approval by the Administrative Committee, the amount transferred shall be deposited in the Trust and shall be credited to the Rollover Account.  A Member shall be 100% vested in his Rollover Account at all times.

(c)                                  Notwithstanding the above, the Plan will accept a direct rollover from another Roth elective deferral account under an applicable retirement plan described in Section 402A(e)(1) of the Code only to the extent the rollover is permitted under the rules of Section 402(c) of the Code.  Any such Roth rollover shall be allocated to the appropriate Roth subaccount in the Member’s Rollover Account.

5.7                               Restrictions on Contributions by Highly Compensated Employees

Notwithstanding anything herein to the contrary, the Administrative Committee may impose at any time during a Plan Year deferral limits lower than the various limits otherwise provided in this Article V on any or all Members who are Highly Compensated Employees for that Plan Year.  The Administrative Committee shall establish a procedure for determining Members who are expected to be Highly Compensated Employees for purposes of this Section 5.7 and such procedure may be changed at any time to assist the Plan in complying with non-discrimination requirements.  The Administrative Committee shall establish a process to notify affected Members of the applicable contribution limitations, but the limitations may be applied to any Members regardless of whether they have received prior notification.

ARTICLE VI

COMPANY MATCH CONTRIBUTIONS

6.1                               Company Match Contributions

Company Match Contributions shall be made to the Plan as follows:

(a)                                 Amount.  Subject to the limitations of Article VIII, for each Plan Year beginning on and after January 1, 2016, the Company may make a Company Match Contribution to the Plan, which, when added to any Forfeitures described in Section 9.3(b), is equal to 50% of the first 6% of Compensation contributed in the form of After-Tax Contributions, Pre-Tax Contributions or Roth Elective Deferral Contributions made for the Plan Year by each eligible Member.  Catch-up Contributions and Roth Catch-up Contributions are ineligible for Company Match Contributions.

(b)                                 Eligibility.  The Company Match Contributions shall be credited to each Member who was employed by the Company on the last day of the Plan Year.  This requirement will be waived for Members who have incurred (i) a Termination of Service during the Plan Year on account of death, Disability, or attainment of Early or Normal Retirement Age, (ii) an involuntary Termination of Service due to a reduction in force, contract loss, or contract completion or (iii) a voluntary Termination of Service due to participation in an approved voluntary severance program offered by the Company.

(c)                                  Allocation. The Company Match Contributions shall be allocated to the Company Match Account of each eligible Member in an amount equal to 50% of the first 6% of Compensation contributed by the Member in the form of After-Tax Contributions, Pre-Tax Contributions or Roth Elective Deferral Contributions for the Plan Year.

(d)                                 Timing. The Company shall pay to the Trustee the Company Match Contribution as soon as practicable after the end of the Plan Year and in any event within the time prescribed by law, including extensions of time, for the filing for the Company’s federal income tax return for the Company’s taxable year ending with or within the Plan Year to which the contribution relates (but no later than 12 months after the end of the Plan Year).

(e)                                  Funding.  The Company shall fund the Company Matching Contribution in cash.  Notwithstanding the foregoing, in the case of Company Match Contributions that will be automatically invested in the Common Stock Fund in accordance with Section 7.3, the Company may contribute Common Stock in lieu of cash.

ARTICLE VII

INVESTMENT OF FUNDS

7.1                               Plan Assets

The Company has entered into one or more Trust Agreements providing for the establishment of a Trust to hold the assets of the Plan for use in providing the benefits of the Plan and paying any expenses of the Plan not paid directly by the Participating Companies.  All contributions shall be paid over to the Trustee and held pursuant to the provisions of the Plan and the Trust Agreement.  A Member’s interest in the Trust Fund shall be reflected in his Accounts.  Notwithstanding the foregoing, the Trust Fund shall be treated as a single trust for purposes of investment and administration, and nothing contained herein shall require the physical segregation of assets for any Account.

7.2                               Funds

The Trust Fund shall be invested by the Trustee in the Funds designated by the Investment Committee, including but not limited to the following:

(a)                                 A Common Stock Fund consisting exclusively of Shares, except for cash or cash equivalent investments (which may include government securities, a money market or such investment selected by the Investment Committee) held (i) for the limited purpose of making Plan distributions to Members and beneficiaries, (ii) pending the investment of contributions or other cash receipts in Shares, (iii) for purposes of paying, under the terms described in the Plan or Trust Agreement, fees and expenses incurred with respect to the Plan or Trust and not paid for by the Sponsoring Company or Participating Companies or (iv) in the form of de minimis cash balances.  Unless the Trust Agreement provides otherwise, all purchases and sales between the Company and the Trustee shall be made based on the closing share price, as determined on the New York Stock Exchange (“NYSE”) on the date of the sale or purchase, of the Shares.  In addition, the Common Stock Fund under the Plan is intended to constitute an employee stock ownership plan (within the meaning of Section 4975(e)(7) of the Code) (the “ESOP”).  The ESOP is designed to invest primarily in qualifying employer securities (within the meaning of Section 409(l) of the Code).

(b)                                 Investment Funds, including mutual funds, collective investment trusts or other collective vehicles, and separately managed accounts established, selected or changed by the Investment Committee from time to time.

7.3                               Allocation of Contributions to Funds

Subject to all provisions of law and effective as of a date or dates determined by the Administrative Committee, a Member’s After-Tax Contributions, Pre-Tax Contributions,

Company Match Contributions and contributions to Rollover Accounts shall be invested in the Investment Funds or Common Stock Fund in multiples of 1% (or such other amount determined by the Administrative Committee), as elected by the Member in accordance with Administrative Committee procedures or as subsequently changed in accordance with Section 7.4.  In the event no permissible Member election has been made, including for those Members automatically enrolled in the Plan pursuant to Section 3.1, the Member shall be deemed to have elected that 100% of his contributions shall be invested in the default investment selected by the Investment Committee in accordance with Section 404(c)(5) of ERISA and the regulations and guidance issued thereunder.  Notwithstanding the foregoing, for Plan Years beginning on and after January 1, 2016, 50% of the Company Match Contribution made for such Plan Year shall be automatically invested in the Company Stock Fund.  Members may immediately transfer any or all of their portions of any such contribution out of the Common Stock Fund in accordance with Section 7.5.

7.4                               Change in Investment Options

A Member may elect to change his investment election for future After-Tax Contributions and Pre-Tax Contributions and the 50% of his Company Match Contribution not automatically invested in the Common Stock Fund on any Valuation Date or at any other times as the Administrative Committee may prescribe, by filing such election in such form and manner and at such time as the Administrative Committee may from time to time prescribe, which may include telephonic or electronic instructions.  The Administrative Committee may provide for any additional rules (including limits or restrictions) on investment options changes generally, including new investments in the Common Stock Fund.

7.5                               Transfers Between Funds

A Member may elect to transfer all or a portion (in multiples of 1% (or such other amount determined by the Administrative Committee)) of his Accounts among the Investment Funds and the Common Stock Fund.  The Administrative or Investment Committee, as applicable, may adopt alternative or additional limitations regarding Investment Fund and Common Stock Fund transfers.  A Member may make any permitted transfer between Investment Funds as of any Valuation Date by filing such election in such form and manner and at such time as the Administrative Committee may from time to time prescribe, which may include telephonic or electronic instructions.

7.6                               Investment Diversification

As long as the Plan is considered an “applicable defined contribution plan” under Section 401(a)(35) of the Code, the Plan shall continue to comply with the requirements of Section 401(a)(35) of the Code and the regulations and other guidance issued thereunder.

7.7                               Legal Limitation

Neither the Administrative Committee, Investment Committee nor the Board of Directors shall be required to engage in any transaction, including, without limitation, directing the purchase or sale of Shares, which it determines in its sole discretion might tend to subject itself, its members, the Plan, any Company, or any Member to liability under federal or state laws.

7.8                               Valuations

The Trustee shall value each Fund described in Article VII at fair market value as of the close of business on each Valuation Date.  In making such valuation, the Trustee shall deduct all charges, expenses and other liabilities, if any, contingent or otherwise, then chargeable against each such Fund, in order to give effect to income realized and expenses paid or incurred, losses sustained and unrealized and expenses paid or incurred, losses sustained and unrealized gains or losses constituting appreciation or depreciation in the value of Trust investments in each such Fund since the last previous valuation.  In valuing the assets of the Trust Fund, if the shares are readily tradable on an established securities market, the value of the Shares shall be the fair market value of such stock on such market.

7.9                               Adjustment of Members’ Accounts in the Common Stock Fund

The value of a Member’s Accounts invested in the Common Stock Fund as of any Valuation Date shall equal the sum of:

(a)                                 The aggregate value (as determined under Section 7.8) of all Shares allocated to such Member’s Accounts as of such Valuation Date;

(b)                                 The aggregate value of dividends, if any, received as of such Valuation Date on Shares allocated to such Member’s Accounts; and

(c)                                  Any Shares received by the Trustee as a result of a stock split, dividend, conversion, or as a result of a reorganization or other recapitalization of the Sponsoring Company shall be allocated as of the day on which the Shares received by the Trustee in the same manner as the Shares to which they are attributable are then allocated.

7.10                        Accounts of Members Transferred to an Affiliated Company

If a Member is transferred to an Affiliated Company which is not a Participating Company, the amount credited to his Account shall continue to share in the earnings or losses of each Fund for which such Member has an Account(s) and such Member’s rights and obligations with respect to his Account shall continue to be governed by the provisions of the Plan and Trust.

ARTICLE VIII

LEGAL LIMITS ON CONTRIBUTIONS AND ALLOCATIONS

8.1                               Section 401(m) Limitations on After-Tax Contributions and Company Match Contributions

(a)                                 The Administrative Committee will estimate, as soon as practical, before the close of the Plan Year and at such other times as the Administrative Committee in its discretion determines, the extent, if any, to which After-Tax Contributions and/or Company Match Contributions may not be available to any Member or class of Members under Section 401(m) of the Code.  Solely for purposes of this Section 8.1, allocations of forfeitures to Company Match Accounts, if any, shall be treated as Company Match Contributions.  In accordance with any such estimate, the Administrative Committee may modify the limits in Section 5.1(a) and/or percentage in Section 6.1 or set initial or interim limits, for After-Tax Contributions and/or Company Match Contributions relating to any Member or class of Members.  These rules may include provisions authorizing the suspension or reduction of After-Tax Contributions above a specified dollar amount or percentage of Compensation.  After determining the amount of excess Pre-Tax Contributions, if any, under Section 8.2(a) and (b), the Sponsoring Company shall determine the aggregate contribution percentage under (b) below.

(b)                                 For each Plan Year, a contribution percentage will be determined for each Employee who is a Member or who is eligible to become a Member equal to the ratio of the total amount of the Employee’s After-Tax Contributions allocated under Section 5.1 for the Plan Year and Company Match Contributions (and any Pre-Tax Contributions of the Employee redesignated as After-Tax Contributions under Sections 5.2(d) and 8.2(e) in the Plan Year in which such excess Pre-Tax Contributions would be included in the gross income of the Employee) divided by the Employee’s Statutory Compensation in the Plan Year.  Except as provided otherwise by the Administrative Committee, all Pre-Tax Contributions shall be treated under the preceding sentence as After-Tax Contributions to the extent permitted by Treasury Regulations.  For the purpose of this subsection, an After-Tax Contribution shall be taken into account only if it is paid to the Trust within the applicable Plan Year (or withheld by the Company within the Plan Year and transmitted to the Plan within a reasonable time after the Plan Year).

(c)                                  For purposes of this Section 8.1, an Employee’s Statutory Compensation taken into account for this purpose shall be limited to Statutory Compensation received during the Plan Year while the Employee is a Member.

(d)                                 With respect to Employees who are Members or who are eligible to become Members, the average of the contribution percentages for Highly Compensated

                                                Employees (“High Average”) when compared with the average of the contribution percentages for non-Highly Compensated Employees (“Low Average”) must meet one of the following requirements:

(1)                                 The High Average is no greater than 1.25 times the Low Average; or

(2)                                 The High Average is no greater than two times the Low Average, and the High Average is no greater than the Low Average plus two percentage points.

For the purposes of this Section 8.1, the Plan shall use the current year testing method.

(e)                                  If, at the end of a Plan Year, the contribution percentage for any Plan Year for Highly Compensated Employees exceeds the limits established in (d), then the Administrative Committee may elect, at its discretion, to pursue any of the following courses of action or any combination thereof:

(1)                                 Excess After-Tax Contributions and, if the Administrative Committee elects, excess Company Match Contributions for such Plan Year (and the earnings attributable to such excess contributions) shall be distributed to the Highly Compensated Employees within 2-½ months after the end of the Plan Year to the extent feasible and in all events no later than 12 months after the end of the Plan Year.  The Company may distribute After-Tax Contributions before distributing any Company Match Contributions, or vice-versa and may distribute (or forfeit pursuant to clause (2) or (3) below) Forfeitures allocated to Company Match Accounts prior to distributing amounts allocated to any Company Match Account.

(2)                                 Excess Company Match Contributions (and any earnings attributable thereto) attributable to excess Pre-Tax Contributions under Section 8.2 or 8.3 or attributable to excess After-Tax Contributions, may be forfeited.

(3)                                 Company Match Contributions (and any earnings attributable thereto) that are not vested may be forfeited.

(4)                                 Notwithstanding the foregoing, the condition in the next sentence must be met if there are Company Match Contributions (and Forfeitures) allocated to a Member which are attributable to excess Pre-Tax Contributions under Sections 8.2 or 8.3 or attributable to excess After-Tax Contributions.  In such case, Company Match Contributions remaining in the Plan allocated to the Member after satisfying this Section cannot exceed the amount which may be allocated under Section 6.1 when taking into account only those Pre-Tax Contributions and After-Tax Contributions remaining in the Plan after satisfying Sections 8.1, 8.2 and 8.3.  Any such excess Company Match Contributions (and earnings attributable thereto) must be forfeited or returned pursuant to clauses (1), (2) or (3) above.

(f)                                   Excess Company Match Contributions and/or After-Tax Contributions shall be determined by the Administrative Committee as follows.  The Administrative Committee shall calculate a tentative reduction amount to the Company Match Contributions and/or After-Tax Contributions made with respect to the Highly Compensated Employee(s) with the highest contribution percentage equal to the amount which, if it were actually reduced, would enable the Plan to meet the limits in (d) above, or to cause the contribution percentage of such Highly Compensated Employee(s) to equal the actual contribution percentage of the Highly Compensated Employee(s) with the next-highest contribution percentage, and the process shall be repeated until the limits in (d) above are satisfied.  The aggregate amount of the tentative reduction amounts in the preceding sentence shall constitute “Refundable Contributions”.  To the extent (e)(1)-(3) above applies, the entire aggregate amount of the Refundable Contributions shall be refunded (or forfeited) to Highly Compensated Employees.  The amount to be refunded to (or forfeited with respect to) each Highly Compensated Employee (which shall constitute his excess Company Match Contributions and/or After-Tax Contributions) shall be determined as follows:  (i) the Company Match Contributions and/or After-Tax Contributions made with respect to the Highly Compensated Employee(s) with the highest dollar amount of Company Match Contributions and/or After-Tax Contributions shall be refunded to the extent that there are Refundable Contributions or to the extent necessary to cause the dollar amount of Company Match Contributions and/or After-Tax Contributions of such Highly Compensated Employee(s) to equal the dollar amount of Company Match Contributions and/or After-Tax Contributions made with respect to the Highly Compensated Employee(s) with the next-highest Company Match Contributions and/or After-Tax Contributions, and (ii) the process in the foregoing clause shall be repeated until the total amount of Company Match Contributions and/or After-Tax Contributions refunded equals the total amount of Refundable Contributions.

(g)                                  The earnings attributable to excess contributions will be determined in accordance with Treasury Regulations using the safe harbor method of allocating gap period income.  Neither the Administrative Committee nor any Participating Company will be liable to any Member (or to his Beneficiary, if applicable) for any losses caused by inaccurately estimating or calculating the amount of any Member’s excess contributions and earnings attributable to the contributions.

(h)                                 In the discretion of the Administrative Committee the tests described in this Section may be applied by aggregating the Plan with any other defined contribution plans permitted under the Code.

8.2                               Section 401(k) Limitations on Pre-Tax Contributions

(a)                                 The  Sponsoring Company will estimate, as soon as practical before the close of the Plan Year and at such other times as the Sponsoring Company in its discretion determines, the extent, if any, to which deferral treatment for Pre-Tax Contributions under Section 401(k) of the Code may not be available to any Member or class of Members.  In accordance with any such estimate, the Sponsoring Company may modify the limits in Section 5.2(a) or set initial or interim limits, for Pre-Tax Contributions relating to any Member or class of Members.  These rules may include provisions authorizing the suspension or reduction of Pre-Tax Contributions above a specified dollar amount or percentage of Compensation.

(b)                                 For each Plan Year, an actual deferral percentage will be determined for each Employee who is a Member or who is eligible to become a Member equal to the ratio of the total amount of the Employee’s Pre-Tax Contributions allocated under Section 5.2 for the Plan Year divided by the Employee’s Statutory Compensation in the Plan Year.

(c)                                  For purposes of this Section 8.2, an Employee’s Statutory Compensation taken into account for this purpose shall be limited to Statutory Compensation received during the Plan Year while the Employee is a Member.

(d)                                 With respect to Employees who are Members or who are eligible to become Members, the average of the actual deferral percentages for Highly Compensated Employees (“High Average”) when compared with the average of the actual deferral percentages for non-Highly Compensated Employees (“Low Average”) must meet one of the following requirements:

(1)                                 The High Average is no greater than 1.25 times the Low Average; or

(2)                                 The High Average is no greater than two times the Low Average, and the High Average is no greater than the Low Average plus two percentage points.

For the purposes of this Section 8.2, the Plan shall use the current year ACP testing method.

(e)                                  If, at the end of a Plan Year, a Member or class of Members has excess Pre-Tax Contributions, then the Sponsoring Company may elect, at its discretion, to pursue any of the following courses of action or any combination thereof:

(1)                                 Within 2-½ months after the end of the Plan Year, excess Pre-Tax Contributions for a Plan Year may be redesignated as After-Tax Contributions and accounted for separately.  Excess Pre-Tax Contributions, however, may not be redesignated as After-Tax Contributions with respect to a Highly Compensated Employee to any extent that such redesignated After-Tax Contributions would exceed the limits of Section 5.1(a) when combined with the After-Tax Contributions of that Employee under Section 5.1(a) for the Plan Year.  Adjustments to withhold any federal, state, or local taxes due on such amounts may be made by the Participating Company against Compensation yet to be paid to the Member during that taxable year.

(2)                                 Excess Pre-Tax Contributions (determined in accordance with Section 8.2(f)), and any earnings attributable thereto, may be returned to the Participating Company employing the Member, solely for the purpose of enabling the Company to withhold any federal, state, or local taxes due on such amounts.  The Participating Company will pay all remaining amounts to the Member within the 2-½ month period following the close of the Plan Year to which the excess Pre-Tax Contributions relate to the extent feasible, but in all events no later than 12 months after the close of such Plan Year.

(3)                                 The Participating Company, in its discretion, may make “Qualified Non-Elective Contributions” (as provided for in applicable Treasury Regulations) to the Accounts of all Members, or only those Members who are non-Highly Compensated Employees, by using a ratio method where each Member receives an amount in a ratio represented by his Compensation for the Plan Year as it bears to the total compensation of all such Members for such Plan Year.  Notwithstanding the foregoing, the Participating Company, in its discretion, may make Qualified Non-Elective Contributions to the Account of some or all Members in any form and manner permitted by applicable Treasury Regulations.  Qualified Non-Elective Contributions cannot be taken into account for a Plan Year for a non-Highly Compensated Employee to the extent such contributions exceed the product of that non-Highly Compensated Employee’s Compensation and the greater of 5% or two times the Plan’s representative contribution rate.

(f)                                   The amount of the excess Pre-Tax Contributions to be returned to Highly Compensated Employees will be determined by the Sponsoring Company in accordance with the procedures described in Section 8.1(f).  The rules described in Section 8.1(g) and 8.1(h) shall also apply for purposes of this Section 8.2.

(g)                                  If the Sponsoring Company determines that an amount to be deferred pursuant to the election provided in Section 5.2(a) would cause Company contributions under this and any other tax-qualified retirement plan maintained by any Company to exceed the applicable deduction limitations contained in Section 404 of the Code, or to exceed the maximum Annual Addition determined in accordance with Section 8.4, the Sponsoring Company may, to the extent permitted by the Code, treat such amount in accordance with the rules in Section 8.2(e) hereof.

8.3                               Section 402(g) Limitations on Pre-Tax Contributions

(a)                                 The aggregate Pre-Tax Contributions (other than Catch-up Contributions) made on behalf of any Member shall not exceed the limitation under Section 402(g)(1) of the Code for the taxable year of the Member as adjusted annually under Section 402(g)(5) of the Code, and shall be effective as of January 1 of each calendar year.

(b)                                 In the event that the dollar limitation provided for in Section 8.3(a) is exceeded, the Member is deemed to request a distribution of the excess amount by the first March 1 following the close of the Member’s taxable year, and the Sponsoring Company shall distribute such excess amount, and any income allocable to such amount, to the Member by April 15th.  In determining the excess amount distributable with respect to a Member’s taxable year, excess Pre-Tax Contributions previously distributed for the Plan Year beginning in such taxable year shall reduce the amount otherwise distributable under this subsection (b).  If Pre-Tax Contributions need to be distributed, Roth Elective Deferral Contributions shall be distributed first, then Pre-Tax Contributions, or in such other order as determined by the Administrative Committee from time to time.

(c)                                  In the event that a Member is also a participant in (i) another qualified cash or deferred arrangement as defined in Section 401(k) of the Code, (i) a simplified employee pension, as defined in Section 402(g)(3) of the Code, made under such other arrangement(s) and (iii) this Plan, cumulatively exceed the dollar limit under Section 8.3(a) for such Member’s taxable year, the Member may, not later than March 1 following the close of his taxable year, notify the Administrative Committee in writing of such excess and request that the Pre-Tax Contributions made on his behalf under this Plan be reduced by an amount specified by the Member.  The Sponsoring Company may then determine to distribute such excess in the same manner as provided in this Section 8.3.

8.4                               Limitation on Annual Additions

Notwithstanding any other provision of the Plan to the contrary, the Annual Additions to all of the Accounts of a Member shall not exceed the limitations set forth in Appendix B attached hereto.

ARTICLE IX

VESTING

9.1                               Full Vesting upon Retirement at 65, Death or Disability

A Member who is an Employee of the Company or an Affiliate at the time he attains age 65, dies or incurs a Termination of Service on account of Disability shall be fully vested in his Accounts on such date.

9.2                               Vesting at Termination of Service

If a Member incurs a Termination of Service but is not entitled to full vesting in accordance with Section 9.1 above, such Member shall be entitled to receive a benefit equal to the Vested Interest in his Accounts.  The Vested Interest in his Accounts shall be determined in accordance with the following rules:

(a)                                 All Members with an Hour of Service on or after January 1, 2016 will be vested according to the following schedule:

Number of Years of Vesting Service	Vested Interest
0	0%
1	33%
2	67%
3	100%

(b)                                 For purposes of calculating a Member’s Vested Interest on January 1, 2016, a Member who is an active Employee on January 1, 2016 shall be credited with an additional “Year of Vesting Service” (i.e., one more “Year of Vesting Service” than he otherwise would have accrued as of January 1, 2016 under the terms of the Plan).

(c)                                  Different schedules apply for those who incurred a Termination of Service prior to January 1, 2016; said schedules appear in the restatements effective October 1, 2000 and January 1, 2011.

(d)                                 A Member who dies while performing qualified military service (as defined in Section 414(u) of the Code) shall be fully vested in his Accounts on the date of his death.

9.3                               Forfeiture of Non-Vested Amounts

(a)                                 That portion of a Member’s Accounts that is not vested upon his Termination of Service shall be forfeited at the time such Member receives a distribution or as of the end of the Plan Year in which such Member incurs five consecutive One-Year Breaks in Service, whichever occurs first, or such other time as determined by the Administrative Committee in a uniform and nondiscriminatory manner and as permitted under the Code and ERISA.

(b)                                 Forfeitures of Company Match Accounts shall be used to pay proper expenses of the Plan or Trust or to reduce the Company Match Contributions in accordance with uniform rules adopted by the Administrative Committee.

(c)                                  If a Member who receives a distribution of less than 100% of his Account is rehired, such Member may repay (within five years following his date of rehire) the amount of distribution from his Account received by him provided he has not incurred five consecutive One-Year Breaks in Service after the distribution of his Account.  As of the date of such repayment, his Account will be reinstated (in cash) with amounts forfeited (unadjusted for any increase or decrease in the value of Trust assets subsequent to the last day of the Plan Year in which the Forfeiture occurred) pursuant to Section 9.3(a), plus the amount of his repayment.  Such reinstatement shall be made with Forfeitures occurring during the Plan Year.  If Forfeitures are insufficient to make such reinstatement, a special Participating Company contribution shall be made to provide such reinstatement.  In the event a Member is rehired after incurring five consecutive One-Year Breaks in Service, or if he elects not to repay the amount of any prior distribution before incurring five consecutive One-Year Breaks in Service, his Years of Vesting Service after his date of rehire shall not be taken into account in determining the Vested Interest his Account that accrued prior to his Termination of Service.

(d)                                 If the value of a Member’s Accounts on his Termination of Service date is zero, the Member shall be deemed to have received a distribution of such Accounts.

ARTICLE X

WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT

10.1                        Withdrawals Prior to Age 59-1/2

(a)                                 Subject to subsection (b), a Member may elect as of any Valuation Date to withdraw all or any part of the value (as of such Valuation Date) of the vested Accounts set forth below by filing such election in such form and manner and at such time (prior to the Valuation Date as of which such withdrawal is to be effective) as the Administrative Committee may from time to time prescribe.  Payment of a withdrawal under this Section 10.1 shall be withdrawn from a Member’s Account in such order as determined by the Administrative Committee from time to time and communicated to Members:

(1)                                 From the Member’s After-Tax Contributions made by the Member prior to January 1, 1987;

(2)                                 From all other amounts in the Member’s After-Tax Account apportioned between contributions and earnings thereon in accordance with the Code and Treasury Regulations promulgated thereunder;

(3)                                 From Rollover Accounts (including the Member’s After-tax Rollover subaccount, Pre-Tax Rollover subaccount, and Roth Rollover subaccount);

(4)                                 From the Prior RETEC Contribution Account;

(5)                                 From the Prior Employer Contributions Account (other than Prior Employer Contribution Account amounts transferred to the Plan from the Lim & Nascimento Engineering Corporation 401(k) Plan), provided that no amount may be withdrawn from this Account unless the Member has five Years of Vesting Service; and

(6)                                 From the Company Match Account, provided that no amount may be withdrawn from this Account unless the Member has five Years of Vesting Service.

No 2006 Pension Buy-Up Accounts may be withdrawn pursuant to this Section 10.1.

(b)                                 Any election by a Member under this Section 10.1 shall be made in such form and manner and at such time (prior to the Valuation Date as of which such withdrawal is to be effective) as the Administrative Committee may from time to time prescribe.  Payment of a withdrawal under this Section 10.1 shall be made in a lump sum in cash, as soon as reasonably practicable after the Valuation Date as of which such withdrawal is effective.  That portion of such Member’s Accounts not withdrawn pursuant to this Section 10.1 shall remain in the Trust Fund allocated to his Accounts.

(c)                                  A Member is limited to four withdrawals per year under this Section 10.1.

10.2                        59-½ Withdrawals

(a)                                 A Member who has attained 59-½ may elect as of any Valuation Date to withdraw all or any part of the Vested Interest in his Accounts (other than his Prior Money Purchase Pension Plan Account) as of such Valuation Date.  Distributions shall be made from Accounts in such order as may be determined by the Administrative Committee from time to time and communicated to Members.  Notwithstanding the foregoing, the 2006 Pension Buy-Up Accounts will have the last priority for withdrawal; such Accounts shall be withdrawn (if at all) in the following order of priority:  first the 2006 Pension Buy-Up After-Tax Account, then from the 2006 Pension Buy-Up Pre-Tax Account and finally from the 2006 Pension Buy-Up Company Match Account (or in such order as may otherwise be determined by the Administrative Committee from time to time and communicated to Members).

(b)                                 Any election by a Member under this Section 10.2 shall be made in such form and manner and at such time (prior to the Valuation Date as of which such withdrawal is to be effective) as the Administrative Committee may from time to time prescribe.  Payment of a withdrawal under this Section 10.2 shall be made in a lump sum in cash, as soon as reasonably practicable after the Valuation Date as of which such withdrawal is effective.  That portion of such Member’s Accounts not withdrawn pursuant to this Section 10.2 shall remain in the Trust Fund allocated to his Accounts.

(c)                                  For purposes of this Section 10.2, a Member shall be deemed to have attained age 59 ½ on the Valuation Date of the sixth calendar month following the month in which occurs his 59th birthday.

(d)                                 A Member is limited to four withdrawals per year under this Section 10.2.

10.3                        Hardship Withdrawal

(a)                                 A Member may apply for a withdrawal on account of hardship (as hereinafter defined in this Section 10.3) of all or a part of the value of his vested Accounts (excluding any portion of any Account attributable to qualified non-elective contributions, qualified matching contributions, safe-harbor 401(k) contributions or any amount held in the Member’s Prior Money Purchase Pension Plan Account, Prior Safe Harbor Match Account or Prior RETEC Contribution Account or transferred to the Plan from the Lim & Nascimento Engineering Corporation 401(k) Plan and held in a Member’s Prior Employer Contribution Account).  Such a withdrawal shall be made by filing such application in such form and manner and at such time as the Administrative Committee may from time to time prescribe.  An application for a hardship withdrawal under this Section 10.3 may be submitted only by a Member who (i) is withdrawing the entire amount which he is eligible to withdraw under the provisions of Section 10.1 and 10.2 in conjunction with his application for a hardship withdrawal and (ii) has applied for and received all loans available to such Member under Section 10.4.  That portion of such Member’s Accounts not withdrawn pursuant to this Section 10.3 shall remain in the Trust Fund allocated to his Accounts.  Distributions may be withdrawn in such order as determined by the Administrative Committee from time to time and communicated to Members.

(b)                                 For purposes of this Section 10.3, hardship shall be determined in the sole discretion and judgment of the Administrative Committee in a uniform and nondiscriminatory manner and shall be deemed to exist only in the case of immediate and heavy financial needs of the Member.  In no event shall an amount withdrawn under this Section 10.3 exceed an amount required to meet the immediate financial need created by the hardship (including taxes or penalties reasonably anticipated from the distribution) and not reasonably available (determined in the sole discretion of the Administrative Committee) from other resources of the Member.  For purposes of this Section 10.3, “immediate and heavy financial needs” shall include:

(1)                                 uninsured medical expenses as described in Section 213(d) of the Code, previously incurred by the Member, his designated Beneficiary, a member of the Member’s immediate family or household or another dependent or necessary to obtain such medical care;

(2)                                 purchase (excluding mortgage payments) of a principal residence for the Member;

(3)                                 payment of tuition and related educational fees and room and board expenses, for the next twelve months of post-secondary education for the Member, his designated Beneficiary, his spouse or children;

(4)                                 payments of amounts necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of such principal residence;

(5)                                 payments for burial or funeral expenses for the Member’s deceased parent, his designated Beneficiary, Spouse, children or dependents (as defined in Section 152 of the Code, without regard to Section 152(d)(1)(B) of the Code;

(6)                                 expenses for the repair of damage to the Member’s principal residence that would qualify for the casualty deduction under Section 165 of the Code, determined without regard to whether the loss exceeds 10% of adjusted gross income; and

(7)                                 such other expenses that may be included by the Commissioner of Internal Revenue.

If an event or circumstance described in Section 10.3(b)(1), (3), or (5) would constitute an immediate and heavy financial need if incurred by the Member’s Spouse or dependent(s) (as defined in Section 152 of the Code), then such event or circumstance will also constitute an immediate and heavy financial need if incurred by a designated Beneficiary of the Member (other than his Spouse or dependent(s)).

Any Member who is granted a hardship withdrawal under this Section 10.3 will be prohibited from making Salary Reduction Contributions to the Plan, and all other Plans maintained by the Sponsoring Company, for a period of at least six (6) months after receipt of the hardship distribution.  The Administrative Committee shall grant its consent to a withdrawal under this Section 10.3 only if the Member represents (in writing) that the withdrawal is needed for immediate and heavy financial obligations of the Member, unless the Administrative Committee has actual knowledge to the contrary, that the need cannot be relieved through:

(1)                                 reimbursement or compensation by insurance or otherwise;

(2)                                 reasonable liquidation of the Member’s assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

(3)                                 cessation of elective contributions or Member contributions under the Plan and all other currently available Plans maintained by the Sponsoring Company;

(4)                                 other distributions or nontaxable (at the time the loan is made) loans under the Plan and all other plans maintained by the Sponsoring Company or by any other employer; or

(5)                                 borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need.

For purposes of this Section 10.3, a Member’s resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to such Member.

(c)                                  Except as provided otherwise in the following sentence, the withdrawal amount from any of the Pre-Tax Accounts shall not exceed the value of the Member’s contributions to that Pre-Tax Account, less previous withdrawals and excluding earnings and appreciation.  Notwithstanding the foregoing, any distribution under this Section 10.3 may include earnings and appreciation accrued to the Member’s Pre-Tax Account prior to 1989.

(d)                                 Distributions under this Section 10.3 shall be made in a lump sum, in cash, as soon as reasonably practicable after the date on which such withdrawal is approved by the Administrative Committee.

10.4                        Loans to Members

(a)                                 Each Member, including those who are on a leave of absence but excluding those who have incurred a Termination from Service, shall have the right, subject to prior approval by the Administrative Committee, to borrow from his Accounts (other than 2006 Pension Buy-Up Accounts), and subject to Section 7.4 of the Plan.  Loans shall be taken on a pro rata basis from all eligible Accounts (and within each such Account, on a pro rata basis from each Fund).  Application for a loan must be submitted by a Member to the Administrative Committee on such form(s) as the Administrative Committee may require.  Approval shall be granted or denied as specified in subsection (b), on the terms specified in subsection (c).  For purposes of this Section 10.4, but only to the extent required by Department of Labor Regulations Section 2550.408b-1, the term “Member” shall only include Employees, and any former Employee, Beneficiary or alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, who is a party in interest and has an interest in the Plan that is not contingent.

(b)                                 The Administrative Committee shall grant any loan which meets each of the requirements of subsections (1), (2), (3) and (4) below:

(1)                                 The amount of the loan, when added to the outstanding balance of all other loans to the Member from the Plan or any other qualified plan of the Sponsoring Company or any Affiliated Company, shall not exceed the lesser of:

(A)                               $50,000, reduced by the excess, if any, of a Member’s highest outstanding balance of all loans from the Plan or any other qualified plan maintained by the Sponsoring Company or any Affiliated Company during the preceding 12 months over the outstanding balance of such loans on the loan date, or

(B)                               50% of the value of the vested balance of the Member’s Accounts established as of the Valuation Date preceding the date upon which the loan is made

(2)                                 No more than one loan may be outstanding to a Member at any time.

(3)                                 The loan shall be for at least $1,000.

(4)                                 The Member shall have paid a reasonable application fee in an amount determined by the Administrative Committee.

(c)                                  Each loan granted shall, by its terms, satisfy each of the following additional requirements:

(1)                                 Each loan term must be for no more than 5 years, except that loans which are being used to purchase the principal residence of a Member may have a term of up to 20 years for repayment.  In the case of a Member on a leave of absence without pay, if the Member is unable to make repayments, then the Member may, upon written application to and approval by the Administrative Committee, defer repayments for up to 12 months.  In this case, interest shall continue to accrue during the deferral period, the term of the loan shall not be extended (unless the original loan term was less than the maximum term) and a new repayment schedule based on the additional accrued interest shall replace the initial repayment schedule on a prospective basis.  Only one such deferral may be granted for any loan.

(2)                                 Each loan must require substantially level amortization over the term of the loan, with payments not less frequently than quarterly.  Loans shall be in default if all loan payments are not made within the time prescribed by the Administrative Committee, unless the Member is granted 12 months to defer repayments pursuant to subsection (c)(1).  Notwithstanding the above, if the Member fails for whatever reason to repay the full amount of the loan, including interest by the time set forth in the note, the Administrative Committee may (i) immediately reduce the value of the Member’s vested Accounts (other than the Pre-Tax Accounts) by the amount of the unpaid principal and interest and/or (ii) at such time a distribution is to be made to the Member, reduce such distribution by the amount of the remaining unpaid principal and interest.

(3)                                 Each loan must be adequately secured, with the security to consist of the balance of the Member’s Accounts.

(A)                               In the case of any Member who is an active Employee, automatic payroll deductions shall be required as additional security.

(B)                               In the case of any Member who is an inactive Employee, ACH payments may be required as additional security.

(C)                               The amount of the loan shall reduce the amount of the Member’s Accounts invested in Funds under Section 7.1 on a pro rata basis.

(4)                                 Each loan shall bear a reasonable fixed rate of interest, which rate shall in no event be less than 1% over the Prime Rate, as published in the Wall Street Journal, in effect on the first business day of the month in which the loan application is made.

(5)                                 Members must wait a period of 14 calendar days after a loan is repaid in full before becoming eligible to request a new loan.

(6)                                 Each Member who has assets in a Prior Money Purchase Pension Plan Account as described in Section 10.7 shall obtain the consent of his Spouse to the use of his Account as security for the loan.  Spousal consent shall be obtained prior to the issuance of a Plan loan.  Such consent shall be in writing, shall acknowledge the effect of such loan, and shall be witnessed by a notary public.  Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to the loan.

(d)                                 All loan payments shall be transmitted by the Sponsoring Company to the Trustee as soon as practicable but not later than required under the Code or ERISA.  Loans may not be prepaid in part.  Any prepayment shall be paid directly to the Trustee in accordance with procedures adopted by the Administrative Committee.

(e)                                  Each loan shall be evidenced by a promissory note executed by the Member and payable in full to the Trustee, not later than the earliest of (1) a fixed maturity date meeting the requirements of subsection (c)(1) above, (2) the Member’s death, (3) the termination of the Plan or (4) except for parties in interest, as defined in Section 3(14) of ERISA, the Member’s Termination of Service (except as otherwise provided under Section 10.3(h) below).  Such promissory note shall evidence such terms as are required by this Section 10.4.

(f)                                   The Administrative Committee shall have the power to modify the above rules or establish any additional rules with respect to loans extended pursuant to this Section.  Such rules may be included in a separate document or documents and shall be considered a part of this Plan; provided, each rule and each loan shall be made only in accordance with the regulations and rulings of the Internal Revenue Service and Department of Labor and other applicable state or federal law.  The Administrative Committee shall act in its sole discretion to ascertain whether the requirements of such regulations and rulings and this Section 10.4 have been met.

(g)                                  Loan repayments will be suspended under this Plan as permitted under Section 414(u)(4) of the Code.

(h)                                 In the event of a Member’s severance of employment with the Company, all remaining principal payments on the loan will be immediately due and payable, unless the terminated Member elects to make regular direct payments on his loan in such manner as approved by the Administrative Committee, until his loan is otherwise required to be paid in full pursuant to this Section 10.4.

10.5                        Qualified Reservist Distributions

Notwithstanding anything to the contrary herein, a uniformed services Employee may receive an in-service distribution from his Pre-Tax Account under the Plan without being subject to the 10 percent early withdrawal penalty tax of Section 72(t) of the Code if such distribution (i) is made to an Employee who is, by reason of his being a member of a “reserve component” (as defined in 37 U.S.C. § 101), ordered or called to active duty for either (A) a period in excess of 179 days, or (B) an indefinite period; and (ii) is made during the period (A) beginning on the date of the order or called to active duty, and (B) ending at the close of the active duty period.

10.6                        Reservist Severance Distributions

For purposes of receiving a distribution of his Accounts, an Employee may elect to be treated hereunder as having terminated employment with the Sponsoring Company or a Participating Company during any period the individual is performing service in the uniformed services while on active duty for a period of more than 30 days; provided, however, that individuals who take a distribution pursuant hereto may not make Pre-Tax Contributions (including Roth Elective Deferral Contributions) during the 6-month period beginning on the date of the distribution.

10.7                        Distribution of Assets Transferred from a Money Purchase Pension Plan

Any optional form of benefit under the Plan that permits a withdrawal or distribution prior to a Member’s retirement, death, Disability or Termination of Service, or prior to Plan termination, is not available with respect to benefits attributable to assets in a Member’s Prior Money Purchase Pension Plan Account.  Additionally, distribution of such money purchase pension plan assets shall comply with the requirements of Sections 401(a)(11), 412 and 417 of the Code (except to the extent a Member’s Account is less than or equal to the cashout limit set forth in Section 11.2(b)).

ARTICLE XI

PAYMENT OF BENEFITS

11.1                        Manner of Distribution Upon Termination of Service

Subject to the provisions of Section 11.2 and the conditions set forth below, after each Member’s Termination from Service, all vested Account balances held for such Member shall be distributed to or for the benefit of the Member, or in case of his death, to or for the benefit of his Beneficiary.  A Member’s vested Accounts shall be distributed, in accordance with procedures established by the Administrative Committee, by any one or more of the following methods elected by the Member (or, as applicable, the Member’s beneficiary or an alternate payee) in accordance with procedures established by the Administrative Committee:

(a)                                 a single lump sum distribution of all or, subject to any frequency or dollar minimums established by the Administrative Committee, a portion of the amount payable;

(b)                                 periodic installments (monthly, quarterly, semi-annual, or annual) during a period not to exceed the life expectancy of the Member or the joint life expectancy of the Member and his designated Beneficiary determined at the date payments begin, subject to any dollar minimums established by the Administrative Committee; or

(c)                                  solely with respect to a Member’s assets in a Prior Money Purchase Plan Account, an annuity, as described in Section 11.10.

A Member who has had a Termination of Service may elect to receive all or any portion of his or her Account.  Such distribution shall be made pro rata from all of the Member’s non-Roth Accounts (other than such Member’s Prior Money Purchase Pension Plan Account (if any)) and the Funds in which such Accounts are invested, and then pro rata from his Roth Accounts (including the Member’s Roth Rollover Account) and the Funds in which such Accounts are invested.  A Member may elect only one distribution under this Article XI during any calendar quarter.

A Member may make separate elections with respect to (i) his 2006 Pension Buy-Up Accounts and (ii) the remainder of his Accounts.  In addition, if the Member elects an immediate lump sum with respect to (i) 2006 Pension Buy-Up Accounts and (ii) the remainder of his Accounts, the Plan may pay such amounts at different times taking into account administrative practices.  By way of an example, a Member can roll over his 2006 Pension Buy-Up Accounts and receive the rest of his Accounts in a single lump sum (or defer the remainder of the Accounts).

All amounts shall be distributed to the Member or Beneficiary in cash; provided, however, that the Member may elect to receive the value of his Accounts in the Common Stock Fund in kind in full Shares, except for any fractional Share, which shall be paid in cash.

11.2                        Timing of Distributions

Following a Member’s Termination from Service, distribution of the balance of a Member’s Account shall be made or shall commence as follows:

(a)                                 Account Balances; Consent.  Payment of a Member’s Account balance (as determined pursuant to Section 11.1) shall be made pursuant to the Member’s request for payment and within the time frame established by the Administrative Committee.  Notwithstanding any provision of the Plan to the contrary, but subject to applicable Treasury Regulations, a distribution may not be made to a Member without the Member’s consent unless the Member’s Account is subject to the mandatory cashout rules described in Section 11.2(b) below.  Unless a Member elects to defer distribution of his Account balance the Member’s Account balance shall be distributed no later than 60 days after the end of the Plan Year in which occurs the latest of:  (i) the Member’s attainment of age 65, (ii) the tenth anniversary of the Member’s participation in the Plan, and (iii) the Member’s Termination from Service.  If a Member does not make an affirmative election to receive his Account balance, he shall be deemed to have made an election to defer distribution.

(b)                                 Mandatory Cash-outs. Notwithstanding the foregoing, if the vested portion of a Member’s Account eligible for distribution is $1,000 or less, and the Member does not request a distribution within 30 days, the distribution will be made, in the form of a cash lump sum payment, as soon as administratively practicable following termination of employment.  If the vested portion of a Member’s Account eligible for distribution is greater than $1,000 but less than or equal to the Cash-Out Amount and the Member does not elect to have such distribution paid directly to an eligible retirement plan specified by the Member in a direct rollover or to receive the distribution directly within 60 days, then Administrative Committee will make the distribution in a direct rollover to an individual retirement account designated by the Administrative Committee; provided that any such individual retirement account shall be an individual retirement account described in Section 408 of the Code.  If a Member’s Account balance under the Plan is automatically rolled over pursuant to the preceding sentence, the individual retirement account may be charged a standard annual fee, which will be charged directly to the Member.  For purposes of this Section of the Plan, the value of a Member’s non-forfeitable Account balance shall include that portion of the Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code.  Notwithstanding anything in the foregoing subsection (b) to the contrary, amounts attributable to (i) a Member’s Roth Elective Deferral Account and (ii) Roth amounts in a Member’s Rollover Account subaccount are treated as distributions from a plan separate from the plan containing amounts attributable to all the Member’s other Account balances under the Plan when determining whether the total amount of the Member’s Account balances under the Plan exceeds $1,000 and/or the Cash-Out Amount for purposes of the mandatory distributions from the Plan.

(c)                                  Required Commencement Date.  Distribution of a Member’s Account balance shall be made (or installment payments shall commence) by his Required Commencement Date (unless earlier commencement of a Member’s benefits is required by applicable Treasury Regulations or other guidance published in the Internal Revenue Bulletin).  In accordance with Section 11.8, the Plan shall apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the final and temporary Treasury Regulations issued thereunder, notwithstanding any provision of the Plan to the contrary.

11.3                        Lost Member/Beneficiary

Notwithstanding any other provision of the Plan, in the event the Administrative Committee, after reasonable effort, is unable to locate a Member or Beneficiary to whom a benefit is payable under the Plan, such amount shall not escheat to any State and such benefit shall be forfeited and disposed of as provided in Section 9.3; provided, however, that such benefit shall be reinstated (in an amount equal to the amount forfeited) upon proper claim made by such Member of Beneficiary prior to termination of the Plan.  The Administrative Committee may prescribe additional or alternative rules for the treatment of missing Members.

11.4                        Limitation on Distribution from Pre-Tax Accounts and Roth Elective Deferral Accounts

In no event shall any distribution of benefits from a Member’s Pre-Tax Accounts or Roth Elective Deferral Accounts be made hereunder earlier than upon:  (a) termination of employment, death, or disability; (b) termination of the Plan without establishment of a successor plan; (c) the attainment of age 59½; or (d) upon hardship of the Employee.  Nor will a distribution be allowed to the extent it would result in a violation of Section 401(k) of the Code.

11.5                        Direct Rollovers

(a)                                 Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Section 11.5, a distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b)                                 Definitions.

(1)                                 For purposes of this Section 11.5, an eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:  (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); (iv) hardship withdrawals; or (v) any other type of distribution which the Internal Revenue Service announces (pursuant to regulation, notice or otherwise) is not an eligible rollover distribution.  A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income.  However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(2)                                 For purposes of this Section 11.5, an eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee’s eligible rollover distribution.  An eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.

For Members that meet the requirements of Section 408A(c)(3)(B) of the Code, an eligible retirement plan is also a Roth IRA described in Section 408A(b) of the Code.

(3)                                 For purposes of this Section 11.5, a distributee includes an Employee or former Employee.  In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.  “Distributee” also means a Member’s non-spousal Beneficiary for purposes of a direct rollover to an individual retirement account described in Section 408(a) of the Code, or an individual retirement annuity described in Section 408(b) of the Code.

(4)                                 For purposes of this Section 11.5, a direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

(5)                                 Notwithstanding the above, a direct rollover of a distribution from a Roth Elective Deferral Account under the Plan will only be made to another Roth Elective Deferral Account under an applicable retirement plan described in Section 402A(e)(1) of the Code or to a Roth IRA described in Section 408A of the Code, and only to the extent the rollover is permitted under the rules of Section 402(c) of the Code.  Further, the Plan will accept a rollover contribution to a Roth Elective Deferral Account only if it is a direct rollover from another Roth Elective Deferral Account under an applicable retirement plan described in Section 402A(e)(1) of the Code and only to the extent the rollover is permitted under the rules of Section 402(c) of the Code.  Eligible rollover distributions from a Member’s Roth Elective Deferral Account are taken into account in determining whether the total amount of the Member’s Account balances under the Plan exceeds any required minimum amount for purposes of mandatory distributions from the Plan.

11.6                        Transfers to Pension Plan

Section 5.8 of the Pension Plan permits a Member, upon termination of employment, to elect a direct rollover of his vested Accounts from this Plan to the Pension Plan, provided that, the amount of such transfer cannot exceed the Member’s “Offset Account balance” as determined under the Pension Plan.  A 2006 Pension Buy-Up Account was established for each Pension Member who had not reached his Buy-Up Date as defined in Section 2.1(j).  A Pension Member’s 2006 Pension Buy-Up Account will be credited with investment gains and losses, but, except as described below, no contributions will be allocated to the Account.  Upon termination of employment after December 31, 2006, a Pension Member may elect a direct rollover of vested amounts to the Pension Plan.  To the extent that less than 100% of an Account is taken for the transfer, the amounts from that Account will be taken pro-rata from each Investment Fund.

11.7                        Loans

Notwithstanding anything in this Article XI to the contrary, at the election of the Member, the distribution of the portion of the Member’s Accounts that is invested in promissory notes may be made in-kind, in the form of such promissory notes, pursuant to a direct rollover of such distribution to an eligible retirement plan specified by the Member so long as such eligible retirement plan is a qualified trust described in Section 401(a) of the Code that accepts such transfers.

11.8                        Minimum Distribution

Notwithstanding any provision of the Plan to the contrary, for calendar years beginning on and after January 1, 2003, the Plan shall apply the minimum distribution requirements under Section 401(a)(9) of the Code in accordance with final and temporary Treasury Regulations under Section 401(a)(9) of the Code that were issued by the Internal Revenue Service on April 17, 2002 and June 15, 2004 (as corrected on November 22, 2004) as amended, including Treasury Regulations Sections 1.401(a)(9)-2 through 1.401(a)(9)-9 and the incidental death benefit requirement in Section 401(a)(9)(G) of the Code.  Provisions reflecting Section 401(a)(9) of the Code and the Treasury Regulations issued thereunder override any distribution options in the Plan inconsistent with Section 401(a)(9) of the Code.  Unless specified below, terms used in this Section 11.8 which are defined in the Plan shall have the same meanings as given them in the Plan.  The terms used in this Section 11.8 are defined below to the extent not defined in Article II.

(a)                                 Time and Manner of Distribution.  The Member’s entire Account shall be distributed, or begin to be distributed, to the Member no later than the Member’s Required Commencement Date.  If the Member dies before distributions begin, the Member’s entire Account shall be distributed, or begin to be distributed, no later than as follows:

(1)                                 If the Member’s surviving Spouse is the Member’s sole designated Beneficiary, then distributions to the surviving Spouse shall begin by December 31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70-1/2, if later;

(2)                                 If the Member’s surviving Spouse is not the Member’s sole designated Beneficiary, then distributions to the designated Beneficiary shall begin by December 31 of the calendar year immediately following the calendar year in which the Member died;

(3)                                 If there is no designated Beneficiary as of September 30 of the year following the year of the Member’s death, the Member’s entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Member’s death; or

(4)                                 If the Member’s surviving Spouse is the Member’s sole designated Beneficiary and the surviving Spouse dies after the Member but before distributions to the surviving Spouse have begun, this Section 11.8(a), other than subsection (1), shall apply as if the surviving Spouse were the Member.

For purposes of this Section 11.8(a) and Section 11.8(c), unless Section 11.8(a)(4) applies, distributions shall be considered to have begun on the Member’s Required Commencement Date.  If Section 11.8(a)(4) applies, distributions shall be considered to have begun on the date distributions are required to begin to the surviving Spouse under Section 11.8(a)(1).

Unless the Member’s interest is distributed in a single sum on or before the Required Commencement Date, distributions shall be made as of the first Distribution Calendar Year.

(b)                                 Definitions.

(1)                                 “Designated Beneficiary” means the individual who is designated as the Beneficiary under Section 4.1 and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

(2)                                 “Distribution Calendar Year” means a calendar year for which a minimum distribution is required.  For distributions beginning before the Member’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member’s Required Commencement Date.  For distributions beginning after the Member’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section (a).  The required minimum distribution for the Member’s first Distribution Calendar Year shall be made on or before the Member’s Required Commencement Date.  The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Member’s Required Commencement Date occurs, shall be made on or before December 31 of that Distribution Calendar Year.

(3)                                 “Required Commencement Date” means April 1 of the calendar year next following the later of (a) the calendar year in which the Member attains age 70-1/2 or (b) the calendar year in which the Member’s Termination from Service occurs; provided, however, that the Required Commencement Date of a Member who is a 5-percent owner (as defined in Section 416 of the Code) of a Sponsoring Company or an Affiliated Company in the calendar year in which the Member attains age 70-1/2 shall be April 1 of the calendar year next following the calendar year in which the Member attains age 70-1/2.

11.9                        Manner of Distribution Upon Incurring Disability

If a Member should incur a Disability while employed by a Company prior to his Termination of Service, he may elect to receive a distribution in accordance with this Article XI at any time after the date he incurs the Disability and prior to his Termination of Service.

11.10                 Methods of Distribution for Former Members of Money Purchase Pension Plans

A Member’s Prior Money Purchase Pension Plan Account is subject to the joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.  A Member’s Prior Money Purchase Pension Plan Account shall be paid in the normal form of annuity described below, unless the Member elects a 75% joint and survivor annuity (if applicable), a lump sum or periodic installments.  If the Member is married, such election must be made pursuant to a qualified election, as described in Section 11.10(b).

(a)                                 Normal Form of Annuity.  The Member’s normal payment form depends upon his marital status on the annuity starting date (as defined in Treasury Regulations).

(1)                                 Single Member.  If a Member is not married on his annuity starting date, payment of his Prior Money Purchase Pension Plan Account will be made in the form of a single life annuity unless the Member elects a lump sum or installments.

(2)                                 Married Member.  If a Member is legally married on his annuity starting date, payment of his Prior Money Purchase Pension Account will be made in the form of a joint and survivor annuity.  The joint and survivor annuity will equal the value of a single life annuity.  The joint and survivor benefits following the Member’s death will continue to the surviving Spouse during the surviving Spouse’s lifetime at a rate equal to 50% of the benefits payable to the Member.  Notwithstanding the foregoing, the Member may elect, pursuant to a qualified election, to receive payment of his Prior Money Purchase Pension Plan Account in the form of a lump sum, installment payments, or a joint and survivor annuity benefit with payments continuing to the surviving Spouse at a rate of 75% of the rate payable to the Member during his lifetime.

Annuity payments must be paid over a period that does not extend beyond either the life of the Member or the lives of the Member and his spouse.

(b)                                 Qualified Election.  To make a qualified election, a married Member must waive his right to joint and survivor annuity payments within the 180-day period ending on his annuity starting date.  A married Member’s Spouse must consent to the Member’s waiver of the joint and survivor annuity in the following manner:

(1)                                 The Spouse’s consent to the waiver must be in writing, must acknowledge the effect of the waiver and must specify either the optional form of benefit selected or that the Spouse has the right to limit consent to a specific optional form and elects to relinquish such right.

(2)                                 The Spouse must also consent to any non-Spouse Beneficiary designated in the waiver, including any class of Beneficiaries or contingent Beneficiaries, which may not be changed without spousal consent (unless the spouse expressly permits designations by the Member without further spousal consent).

(3)                                 The Spouse’s consent must be witnessed by a Plan representative or a notary public.

Any consent will be valid only with respect to the Spouse who signs the consent or, in the event of a deemed qualified election, the designated Spouse.  The Member may revoke a qualified election without the consent of his Spouse at any time before the annuity starting date, and the number of revocations will not be limited.

The Administrative Committee will provide to each Member with a Prior Money Purchase Pension Plan Account, within a reasonable period prior to his annuity starting date, a written explanation of: (i) the terms and conditions of the 50% and 75% joint and survivor annuities, (ii) the Member’s right to make and the effect of an election to waive the 50% and 75% joint and survivor annuities, (iii) the rights of the Member’s Spouse, and (iv) the right to waive the 50% and 75% joint and survivor annuities and the effect of a revocation of a previous election.

(c)                                  Pre-Retirement Death Benefits.  If a Member dies before his annuity starting date (as defined in Treasury Regulations) payment of his vested Prior Money Purchase Pension Plan Account will be paid to the surviving Spouse of the Member in the form of a qualified pre-retirement survivor annuity unless the Member either has no Spouse, the Member and Spouse have executed a qualified pre-retirement election, or the Spouse elects to receive payment in either a lump sum or installment payments.  The surviving Spouse may elect to receive payment as soon as administratively feasible after the Member’s death.  A Member’s qualified pre-retirement election is subject to the same rules as a qualified election in Section 11.10(b), but instead of 180 days prior to the date, a qualified pre-retirement election must be made after the first day of the Plan Year in which a Member attains age 35.  A qualified pre-retirement election may specify an alternate Beneficiary or payment form.  Any qualified pre-retirement election will become invalid as of the earlier of the first day of the Plan Year in which the Member attains age 35 or the day of the Member’s marriage or remarriage.

The Administrative Committee will provide to each Member with a Prior Money Purchase Pension Plan Account a written explanation of the qualified pre-retirement survivor annuity within the applicable period.  With respect to any Member, the applicable period means whichever of the following periods ends last:

(1)                                 The period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35;

(2)                                 A reasonable period ending after the individual becomes a Member; or

(3)                                 A reasonable period ending after assets are first allocated to a Member’s Prior Money Purchase Pension Plan Account.

In the case of a Member who terminates employment before attaining age 35, the applicable period means the period beginning one year before the termination of employment and ending one year after such termination of employment.

ARTICLE XII

ADMINISTRATION OF THE PLAN

12.1                        Powers and Duties of the Administrative Committee

Except as otherwise provided herein, the Administrative Committee shall manage, operate and administer the Plan.  The Administrative Committee shall be the “administrator” (as defined in Section 3(16) of ERISA) of the Plan, and shall be responsible for the performance of all reporting and disclosure obligations under ERISA and all other obligations required or permitted to be performed by the administrator under ERISA.  The Administrative Committee shall have all powers necessary to administer the Plan in accordance with its terms, including the power to construe the Plan and determine all questions that may arise thereunder except as otherwise provided in the Plan and/or trust agreement.  The Administrative Committee shall also be a “named fiduciary” under Section 402 of ERISA with respect to Plan administration responsibilities.

The Administrative Committee may delegate (and may give to its delegates the authority to redelegate) to any person or persons any responsibility, power, or duty whether ministerial or fiduciary; provided, however, no responsibility in the Plan or trust agreement to manage or control the assets of the Plan (other than a power to appoint an investment manager) may be delegated to anyone other than a trustee or investment manager.  The Administrative Committee, the Trustee or any delegate, redelegate or designee of either of them may employ one or more persons to render advice or perform ministerial duties with regard to any responsibility such fiduciary has under the Plan.

12.2                        Powers and Duties of the Investment Committee

Except as otherwise provided herein, the Investment Committee shall manage and oversee the investment of Plan assets held in the Trust Fund, The Committee shall also be a “named fiduciary” under Section 402 of ERISA with respect to Plan investment responsibilities.

The Investment Committee may delegate (and may give to its delegates the authority to redelegate) to any person or persons any responsibility, power, or duty whether ministerial or fiduciary; provided, however, no responsibility in the Plan or trust agreement to manage or control the assets of the Plan (other than a power to appoint an investment manager) may be delegated to anyone other than a trustee or investment manager.  The Investment Committee, the Trustee or any delegate, redelegate or designee of either of them may employ one or more persons to render advice or perform ministerial duties with regard to any responsibility such fiduciary has under the Plan.

12.3                        Powers and Duties of Trustee

(a)                                 Except as otherwise provided in (b) below or in Section 15.17, the Trustee shall have exclusive responsibility under the Plan for the management and control of the assets of the Plan and shall have discretionary responsibility for the investment and management of such assets; provided, however, that the Trustee shall invest all Common Stock Fund assets in Shares, except in each case as is otherwise required under the terms of the Plan and Trust.  With respect to such assets, the Trustee shall be the named fiduciary of the Trust, except that each Member shall be a named fiduciary with respect to the exercise of voting and tender or exchange offer rights for Shares held as part of the Trust Fund to the extent such Member is entitled to exercise such rights pursuant to the Trust Agreement and Section 15.17.

(b)                                 With respect to any of the Funds or any portion of the Trust Fund, the Investment Committee shall have the power to appoint or remove one or more investment managers and to delegate to such adviser authority and discretion to manage (including the power to acquire and dispose of) the assets of the Plan, and shall have responsibility for reviewing the investment performance and methods of each adviser with such authority and discretion.  With respect to such assets, the investment manager shall be the fiduciary with respect to the investment, management and control of such assets.

(c)                                  Notwithstanding the foregoing, no fiduciary or other party shall be liable for any loss or liability which results from a Member’s or Beneficiary’s exercise of control over his Accounts, including allocations or decisions under Article VII and Section 15.17.

12.4                        Agents

The Administrative Committee and Investment Committee may arrange for the engagement of such legal counsel, who may be counsel for the Company, and make use of such agents and clerical or other personnel as it shall require or may deem advisable for purposes of discharging their obligations under law and the Plan.  The Administrative Committee and Investment Committee may rely upon the written opinion of such counsel and the accountants engaged by the Administrative Committee or Investment Committee and may delegate to any such agent or to any subcommittee or member of the Administrative Committee or Investment Committee the authority to perform any act required or permitted to be taken or performed by the Administrative Committee or Investment Committee hereunder, including, without limitation, those matters involving the exercise of discretion, provided that any such delegation shall be subject to revocation at any time at the discretion of the Administrative Committee or Investment Committee, as the case may be.

12.5                        Administrative Committee and Investment Committee

Any member of the Administrative Committee or Investment Committee may resign at any time.  No member of the Administrative Committee or Investment Committee shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan.  The members of the Administrative Committee and Investment Committee shall not receive any special compensation for serving in their capacities as members of the committees but shall be reimbursed for any reasonable expenses incurred in connection therewith.  Except as otherwise required by the ERISA, no bond or other security need be required of the Administrative Committee or Investment Committee or any member thereof in any jurisdiction.

12.6                        Adoption of Procedures of Administrative Committee and Investment Committee

The Administrative Committee and Investment Committee shall establish its own procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings.  A majority of the members of the Administrative Committee or Investment Committee, as applicable, shall constitute a quorum for the transaction of business at a meeting of the such committee.  Any action of the Administrative Committee or Investment Committee may be taken upon the affirmative vote of a majority of the members of such committee at a meeting (either in person or via telephone).  Any action of the Administrative Committee and Investment Committee, as applicable, without a meeting requires unanimous written consent to such action by all members.

12.7                        Claims for Benefits

(a)                                 Initial Claim Review.  To be eligible for any benefit under this Plan, a Member or Beneficiary must submit a claim hereunder.  Any claim for benefits under the Plan shall be made in writing to the Administrative Committee.  The Administrative Committee has full discretion to deny or grant a claim in whole or in part.  Such decisions shall be made in accordance with the Plan document.  If such claim for benefits is wholly or partially denied, the Administrative Committee shall, within 90 days after receipt of the claim, notify the Member or Beneficiary of the denial of the claim.  Such notice of denial (i) shall be in writing or electronic notification, (ii) shall be written in a manner calculated to be understood by the Member or Beneficiary, and (iii) shall contain (A) the specific reason or reasons for denial of the claim, (B) a specific reference to the pertinent Plan provisions upon which the denial is based, (C) a description of any additional material or information necessary to perfect the claim, along with an explanation of why such material or information is necessary, and (D) an explanation of the Plan’s claim review procedures and the time limits applicable to such procedures, in accordance with the provisions of this Section 12.7, as well as a statement of the claimant’s right to bring a civil action under Section 502(c) of ERISA following an adverse benefit determination.  If special circumstances require an extension of time for processing the claim, the Administrative Committee may extend the 90-day period to respond; in no event may the extension period exceed 90 days from the end of the initial period.  If an extension is necessary, the Claimant will be given a written notice to this effect prior to the expiration of the initial 90-day period.

(b)                                 Request for Review of Claim Denial.  Within 60 days after the receipt by the Member or Beneficiary of a written notice of denial of the claim, the Member or Beneficiary may file a written request with the Administrative Committee that it conduct a full and fair review of the denial of the claim for benefits.  Such written request shall be filed in such form and manner and at such time as the Administrative Committee may from time to time prescribe.  The claimant may submit comments in writing, as well as documents, records and other information relating to the claim.  Upon request and free of charge, claimants will have reasonable access to, and copies of, all documents, records and other information relevant to a claimant’s claim for benefits.

(c)                                  Decision on Review of Claim Denial.  The Administrative Committee will perform a review of adverse benefit determinations on review, taking into account all comments, documents, records and other information submitted regardless of whether the information was previously considered on initial review.  Section 0 shall apply in making these decisions.  Moreover, such decisions shall be made in accordance with the Plan document and, where appropriate, Plan provisions will be applied consistently with respect to similarly situated claimants in similar circumstances.  The Administrative Committee shall have the discretion to determine which claimants are similarly situated in similar circumstances.

(d)                                 Notification.  The Administrative Committee shall deliver to the Member or Beneficiary its decision on the claim in writing or by electronic notification within 60 days after the receipt of the aforesaid request for review, except that if there are special circumstances (such as a conference with the Member, Beneficiary or his representative) which require an extension of time, the aforesaid 60-day period shall be extended to 120 days.  If an extension is necessary, the claimant will be given a written notice to this effect prior to the expiration of the initial period.  The Administrative Committee’s decision shall (i) be written in a manner calculated to be understood by the Member or Beneficiary, (ii) include the specific reason or reasons for the decision and (iii) contain a specific reference to the pertinent Plan provisions upon which the decision is based.  Each notice shall also contain a statement of the claimant’s right to bring a civil action under Section 502(c) of ERISA following an adverse benefit determination and a statement that, upon request and free of charge, claimants will have reasonable access to, and copies of, all documents, records and other information relevant to a claimant’s claim for benefits.

(e)                                  Legal Action.  No action at law or in equity shall be brought to recover benefits under the Plan until the appeal rights described in the Plan have been exercised and the Plan benefits requested in such appeal have been denied in whole or in part.  If any judicial proceeding is undertaken to appeal the denial of a claim or bring any other action under ERISA other than a breach of fiduciary claim, the evidence presented shall be strictly limited to the evidence timely presented to the Administrative Committee.  Any further legal action taken by a Member against the Plan or its fiduciaries must be filed in a court of law no later than 90 days after the Administrative Committee’s final decision on review or such lesser period as required under the applicable statute of limitations under state law.  All decisions and communications relating to claims, denials of claims or claims appeals under this 12.7 shall be held strictly confidential by claimants, their agents, the Company, and the Administrative Committee during and at all times after the Member’s claim has been submitted in accordance with this Section 12.7.

12.8                        Hold Harmless

To the maximum extent permitted by law, no member of the Board of Directors or the Administrative or Investment Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Board of Directors or the Administrative or Investment Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company’s own assets), each member of the Administrative or Investment Committee and each other officer, employee, or director of the Company exercising or having any duty or power relating to the Plan or to the assets of the Plan against any cost or expense (including counsel fees) or loss or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless (i) arising out such person’s own fraud or bad faith or (ii) such amount is paid by the Trust under Section 15.14.  The indemnity under this Section 12.8 shall be in addition to any other rights provided under law, the By-laws of the Company, or otherwise.

12.9                        Service of Process

The General Counsel of AECOM or such other person as may from time to time be designated by the Board of Directors shall be the agent for service of process under the Plan.

12.10                 Manner of Administering

The Administrative Committee shall have full discretion to make factual determinations and to construe and interpret the terms and provisions of this Plan, which determination, interpretation or construction shall be final and binding on all parties, including but not limited to the Company and any Member or Beneficiary, except as otherwise provided by law.  The Administrative Committee shall administer such terms and provisions in full accordance with any and all laws applicable to the Plan.

ARTICLE XIII

WITHDRAWAL OF PARTICIPATING COMPANY

13.1                        Withdrawal of Participating Company

Any Participating Company (other than the Company which has executed this Plan) may withdraw from participation in the Plan by giving the Administrative Committee and the Trustee prior notice specifying a withdrawal date.  The Administrative Committee may require any Participating Company to withdraw from the Plan, as of any withdrawal date specified by the Administrative Committee.

13.2                        Distribution After Withdrawal

Upon withdrawal from the Plan by any Participating Company, such Participating Company shall not make any further contributions or allocations (except allocations of earnings) under the Plan in respect of periods of time following withdrawal and no amount shall thereafter be payable under the Plan to or in respect of any Members then employed by such Participating Company except as provided in Article IX-Article XI.

13.3                        Transfer to Successor Plan

No transfer of the Plan’s assets and liabilities to a successor employee benefit plan (whether by merger or consolidation with such successor plan or otherwise) shall be made unless (a) the Administrative Committee authorizes such transfer and (b) each Member would, if either the Plan or such successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit he would have been entitled to receive immediately before such transfer if the Plan had then been terminated.  The Administrative Committee may also request appropriate indemnification from the employer or employers maintaining such successor plan before making such a transfer.

ARTICLE XIV

AMENDMENT OR TERMINATION OF THE PLAN AND TRUST

14.1                        Right to Amend or Terminate Plan

(a)                                 Subject to the provisions of subsection (c) and any applicable contribution or loan agreement, the Administrative Committee reserves the right at any time to amend, suspend or terminate the Plan, any contributions thereunder, the Trust in whole or in part and for any reason and without the consent of any Participating Company, Member, Beneficiary or other eligible survivor.  Each Participating Company by its adoption of the Plan shall be deemed to have delegated this authority to the Administrative Committee.

(b)                                 The Administrative Committee may adopt any amendment which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan or to conform the Plan thereto, or to qualify or maintain the Plan and the Trust as a plan and trust meeting the requirements of Sections 401(a), 401(k), and 501(a) of the Code, Section 407(d)(6) of the ERISA or any other applicable section of law and the Regulations issued thereunder.  Each Participating Company by its adoption of the Plan shall be deemed to have delegated this authority to the Administrative Committee.

(c)                                  No amendment or modification shall be made which would retroactively (i) reduce any accrued benefits in contravention of Section 411(d)(6) of the Code or (ii) except as permitted by Section 401(a)(2) of the Code, make it possible for any part of the funds of the Plan (other than such part as is required to pay taxes, if any, and administrative expenses as provided in Section 15.14) to be used for, or diverted to, any purposes other than for the exclusive benefit of Members and their Beneficiaries and other eligible survivors under the Plan prior to the satisfaction of all liabilities with respect thereto.  If the vesting schedule under the Plan is amended, a Member whose non-forfeitable percentage is determined under the new vesting schedule shall have the option of remaining under the prior vesting schedule if he has completed three Years of Vesting Service.

14.2                        Retroactivity

Subject to the provisions of Section 14.1 (except Section 14.1(c)(i)), any amendment, modification, suspension or termination of any provisions of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan and the Trust as a plan and trust meeting the requirements of Sections 401(a) or (k) and 501(a) of the Code, Section 407(d)(6) of ERISA or any other applicable section of law and the Regulations issued thereunder.

14.3                        No Further Contributions

Upon termination of the Plan or a complete discontinuance of contributions, no Participating Company shall make any further contributions under the Plan and no amount shall thereafter be payable under the Plan in respect of periods of time after such termination to or in respect of any Member except as provided in this Article XIV.  To the maximum extent permitted by the Code and ERISA, transfers, distributions or other dispositions of the assets of the Plan as provided in this Article shall constitute a complete discharge of all liabilities under the Plan.  All of the provisions of the Plan which in the opinion of the Administrative Committee are necessary for the execution of the Plan and the administration, distribution, transfer or other disposition of the assets of the Plan in accordance with this Article XIV shall remain in force.

After appropriate adjustment of the Accounts of Members who are employed as of the date of such termination, the interest of each Member who is employed as of the date of such termination in the amount, if any, credited to his Account shall be non-forfeitable as of such date; provided that the Administrative Committee may by appropriate resolution provide that amounts credited to the Accounts of other Members shall be non-forfeitable as of such date.

Upon or after the termination of the Plan, the Investment Committee may terminate the Trust and, subject to Section 401(k) of the Code, upon such termination the Trustee may pay to each Member the full amount credited to his individual Account in accordance with the terms of the Plan as then in effect.  Upon full payment of assets held in the Trust, the Trust shall terminate automatically.

14.4                        Partial Termination

In the event that a “partial termination” (within the meaning of Section 411(d)(3) of the Code) of the Plan has occurred then (i) the interest of each affected Member in his Account as to whom such termination occurred shall thereupon be non-forfeitable, but shall otherwise be payable as though such termination had not occurred and (ii) the provisions of Sections 14.2 and Section 15.2 which are necessary for the execution of the Plan and the allocation and distribution of the assets of the Plan shall apply; provided, however, that the Administrative Committee, in its discretion, subject to any necessary governmental approval, may direct that the amounts held in the Accounts of such Members as to whom such partial termination occurred be segregated by the Trustee as a separate plan and applied for the benefit of such Members in the manner described in Section 14.3 above.

ARTICLE XV

GENERAL LIMITATIONS AND PROVISIONS

15.1                        All Risk on Members and Beneficiaries

Members and Beneficiaries shall assume all risk in connection with any decrease in the value of the assets of the Trust and the Members’ Accounts.  The Participating Companies, the Board of Directors, the Trustee and the Administrative and Investment Committee shall not be liable or responsible for any decrease in the value of the assets of the Trust and the Members’ Accounts.

15.2                        Trust Fund is Sole Source of Benefits

The Trust Fund shall be the sole source of benefits under the Plan and, except as otherwise required by ERISA, any Company, the Board of Directors, the Administrative Committee and the Investment Committee assume no liability or responsibility for payment of such benefits, and each Member, Beneficiary or other person who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust Fund for such payment and shall not have any right, claim or demand therefore against the Company, the Board of Directors, the Administrative Committee, the Investment Committee or any member thereof, or any employee or director of the Company.  Except as and if required by applicable law, neither the Board of Directors, any Company, the Administrative Committee, the Investment Committee, any member of the Administrative or the Investment Committee, nor the Trustee shall be responsible for the adequacy of the Trust Fund to meet and discharge Plan liabilities.

15.3                        No Right to Continued Employment

Nothing contained in the Plan shall be deemed (i) to give to any employee the right to be retained in the employ of a Participating Company; (ii) to affect the right of a Participating Company to terminate or discharge any employee at any time; (iii) to give a Participating Company the right to require any employee to remain in its employ; or (iv) to affect any employee’s right to terminate his employment at any time.  The adoption and maintenance of the Plan shall not constitute a contract between the Company and any employee or consideration for, or an inducement to or condition of, the employment of any employee.

15.4                        Payment on Behalf of Payee

If the Administrative Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim hereunder has been made by a duly appointed legal representative) may, if the Administrative Committee so elects, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrative Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Plan and the Trust therefore.

15.5                        Non-Alienation

Except insofar as applicable law may otherwise require, no economic interest, expectancy, benefit, payment, claim or right of any Member or beneficiary under the Plan and the Trust shall be subject in any manner to any claims of any creditor of any Member or beneficiary, nor to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind.  If any person shall attempt to take any action contrary to this Section 15.5, such action shall be null and void and of no effect, and the Trustee shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof.  Notwithstanding the foregoing provisions hereof, expressly permitted are:  (i) any arrangement to which the Company consents for the direct deposit of benefit payments to any account in a bank, savings and loan association or credit union, provided such arrangement is not part of any arrangement constituting an assignment or alienation; (ii) the recovery by the Plan of overpayment of benefits previously made to a Member or Beneficiary; (iii) the creation, assignment, or recognition of a right to any benefit payable pursuant to a Qualified Domestic Relations Order; or (iv) a loan described in Section 10.4.  In addition, the Plan may pay from (and reduce) against the Account(s) of a Member any amount that the Member is ordered or required to pay under a judgment, order, decree or settlement agreement described in ERISA Section 206(d)(4).

In the event a Qualified Domestic Relations Order exists with respect to a benefit payable under the Plan, the benefits otherwise payable to a Member or Beneficiary shall be payable to the alternate payee specified in the Qualified Domestic Relations Order.  Payments to an alternate payee pursuant to a Qualified Domestic Relations Order may be made prior to the time the Plan may make payments to the Member.  The Member may be required to pay a reasonable application fee in an amount determined by the Administrative Committee in connection with a Qualified Domestic Relations Order.

For purposes of the Plan, a “Qualified Domestic Relations Order” means any judgment, decree or order (including approval of a property settlement agreement) which has been determined by the Administrative Committee, in accordance with procedures established under the Plan, to constitute a qualified domestic relations order within the meaning of Section 414(p)(1) of the Code.

15.6                        Required Information

Each Member shall file with the Administrative Committee such pertinent information concerning himself, his spouse and his Beneficiary, or other person as the Administrative Committee may specify, and no Member, or Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless such information is filed by or with respect to him.

15.7                        Subject to Trust Agreement

Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the Trust Agreement which the Company shall enter into with the Trustee providing for the administration of the Trust Fund.

15.8                        Communications to Administrative Committee

All elections, designations, requests, notices, instructions, and other communications from a Participating Company, a Member, Beneficiary or other person to the Administrative Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Administrative Committee, shall be mailed by first class mail or delivered to such location as shall be specified by the Administrative Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof by the Administrative Committee at such location.

15.9                        Communications from Participating Company or Administrative Committee

All notices, statements, reports and other communications from a Participating Company or the Administrative Committee to any employee, Member, Beneficiary or other person required or permitted under the Plan shall be deemed to have been duly given when delivered to, or when mailed by first class mail, postage prepaid and addressed to, such employee, Member, Beneficiary or other person at his address last appearing on the records of the Company, or when posted by the Participating Company or the Administrative Committee as permitted by law.

15.10                 Gender

Whenever used in the Plan the masculine gender includes the feminine.

15.11                 Captions

The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

15.12                 Applicable Law

The Plan and all rights thereunder shall be governed by and construed in accordance with ERISA, and, to the extent state law is found to be applicable, the laws of the State of California; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with this Plan’s remaining qualified within the meaning of Section 401(a) of the Code.

15.13                 Exclusive Benefit of Member and Beneficiaries

In no event shall any part of the funds of the Plan be used for, or diverted to, any purposes other than for the exclusive benefit of Members and their Beneficiaries under the Plan except as permitted below, Section 403(c) of ERISA or other applicable law.

(a)                                 Notwithstanding any other provisions herein contained, if any contribution is made due to a mistake in fact, such contribution shall upon the direction of the Board of Directors, which shall be given in conformity with the provisions of the Code and ERISA, be returned to the Company or the parties who made it, as directed by the Company, without liability to any person.

(b)                                 Notwithstanding any other provisions herein contained, all contributions are hereby expressly conditioned upon their deductibility under Section 404 of the Code and Regulations, as amended from time to time, and if the deduction for any contribution is disallowed in whole or in part, then such contribution (to the extent the deduction is disallowed) may in the discretion of the Board of Directors, and in conformity with the provisions of ERISA, be returned, without liability to any person.

15.14                 Corrective Contributions/Reallocations

If, with respect to any Plan Year, an administrative error results in a Member’s Account not being properly credited with his or the Company’s contributions, including earnings on any such amounts, corrective contributions made by the Company or Account reallocations may be made in accordance with this Section 15.14.  Solely for the purpose of placing any affected Member’s Account in the position that the Account would have been in had no error been made:

(a)                                 The Company may make additional contributions to such Member’s Accounts; or

(b)                                 The Administrative Committee may reallocate existing contributions among the accounts of affected Members.

In addition, with respect to any Plan Year, if an administrative error results in an amount being credited to an Account for a Member or any other individual who is not otherwise entitled to such amount, corrective action may be taken by the Administrative Committee, including, but not limited to, a direction to forfeit amounts erroneously credited (with such Forfeitures to be used to reduce future Company Matching Contributions or other contributions to the Plan), reallocate such erroneously credited amounts to other Members’ Accounts, or take such other corrective action as necessary under the circumstances.  Any Plan administration error may be corrected using any appropriate correction method permitted under the Employee Plans Compliance Resolution System (or any successor procedure), as determined by the Administrative Committee in its complete and sole discretion.

15.15                 Recovery of Overpayments

In the event a Member or Beneficiary receives a benefit payment under the Plan which is in excess of the benefit payment which should have been made, the Administrative Committee shall have the right to recover the amount of such excess from such Member or Beneficiary on behalf of the Plan, or from the person that received such benefit payments.  The Administrative Committee may, however, at its option, deduct the amount of such excess from any subsequent benefits payable to, or for, the Member or Beneficiary.

15.16                 Fees and Expenses

The expenses of administering the Plan including (i) the expenses of any employee, the fees of the Trustee and the expenses of the Trustee for the performance of their duties under the Trust, (ii) the expenses incurred by the members of the Administrative Committee and Investment Committee in the performance of their duties under the Plan (including reasonable compensation for any legal counsel, certified public accountants and any agents and cost of services rendered in respect of the Plan), and (iii) all other proper charges and disbursements of the Trustee or the members of the Administrative Committee and the Investment Committee (including settlements of claims or legal actions brought against any party, including the Trustee, approved by the Administrative Committee and the Investment Committee, after consulting with counsel to the Plan), shall be paid, to the extent permitted by law, from the Trust Fund.  To any extent not paid from the Trust Fund, such fees and expenses shall be paid by the Participating Companies, unless paid in full by the Company.  In estimating costs under the Plan, administrative costs may be anticipated.  The members of the Administrative or Investment Committee shall not receive any special compensation for serving in their capacities as members of the Administrative or Investment Committee.  Notwithstanding any other provision of the Plan or Trust, no person who is a “disqualified person” within the meaning of Section 4975(e)(2) of the Code, or a “party in interest” within the meaning of Section 3(14) of ERISA and who receives full-time pay from any Participating Company or Affiliated Company shall receive compensation from the Trust Fund, except for reimbursement of expenses properly and actually incurred.

15.17                 Voting of Shares; Tender Offers

Except as otherwise required by the Act, the Code or Regulations, with respect to Shares of Company stock held by the Trust Fund and credited to Members’ Accounts, all voting rights and tender or exchange decisions shall be exercised by the Trustee in accordance with the provisions of the applicable Trust Agreement, which provisions are hereby incorporated by reference.

15.18                 Confidentiality of Member Instructions

The instructions received by the Trustee from Members or Beneficiaries with respect to purchase, sale, voting or tender of Shares credited to such Members’ or Beneficiaries’ Accounts shall be held in confidence and shall not be divulged or released to any person, including the Administrative Committee, the Investment Committee, officers or Employees of the Company, or Participating Company.

15.19                 Merger or Consolidation of Plan

The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan, unless each Member would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

In the event that any other tax-qualified plan is merged into this Plan (or assets and liabilities of another plan are transferred to this Plan), the Administrative Committee may impose limitations on withdrawals, distributions, loans, investment transfers, changes in the amount of contributions (pre-tax or after-tax) and any other type of transaction for such periods as the Administrative Committee determines, in its sole discretion, is necessary or desirable to implement the merger (or transfers).

15.20                 Top-Heavy Provisions

For any Plan Year for which this Plan is a Top-Heavy Plan as defined in Section A-3 of Appendix A, attached hereto, and despite any other provisions of this Plan to the contrary, this Plan will be subject to the provisions of Appendix A.

APPENDIX A

SPECIAL RULES IN THE EVENT THE PLAN BECOMES TOP HEAVY

Section 15.20 of the Plan shall be construed in accordance with this Appendix A.  Definitions in this Appendix A shall govern for purposes of this Appendix A.  Any other words and phrases used in Appendix A, however, shall have the same meanings that are assigned to them under the Plan, unless the context clearly requires otherwise.

A-1.                         Top-Heavy Restrictions.  The following restrictions shall apply if the Plan becomes Top-Heavy.

A-2.                         Definitions.

(a)                                 Key Employee means an Employee who during the current Plan Year or any of the four preceding Plan Years is:

(i)            an Officer of the Participating Company as defined below;

(ii)           one of the ten Employees having Statutory Compensation exceeding 100% of the dollar limitation under Section 415(c)(1)(A) of the Code and owning the most Participating Company stock;

(iii)          an owner of more than 5% of Participating Company stock; or

(iv)          an owner of more than 1% of Participating Company stock whose Statutory Compensation from the Participating Company is in excess of $150,000.

(b)                                 Member means, for purposes of this Appendix A only, all current and former Employees and their Beneficiaries.

(c)                                  Employee means, for purposes of this Appendix A only, any individual included on the payroll of the Employer as a common-law employee.

(d)                                 Officer means an Employee who is an administrative executive in the regular and continued service of the Participating Company, if such Employee’s Statutory Compensation exceeds 50% of the dollar limitation under Section 415(b)(1)(A) of the Code.  Not more than 50 Employees shall be considered Officers.  If, however, the Participating Company does not have at least 500 Employees, the number of Employees treated as Officers shall be no more than the greater of (i) three, or (ii) 10% of the Employees.

(e)                                  Stock Ownership.  In determining stock ownership for the purposes of Section A-2(a) above, the constructive ownership rules of Section 318 of the Code shall be applied, except that the applicable percentage used in determining constructive ownership under Section 318(a)(2)(C) of the Code shall be 5%.  The aggregation rules of Section 414 of the Code shall, however, not be considered in determining stock ownership.

A-3.                         Top-Heavy Plan.  The Plan will be considered Top-Heavy for any Plan Year if on the Determination Date applicable to such Plan Year (a) the Account balances of the Employees who are Key Employees exceed 60% of the Account balances of all Employees (the “60% Test”), (b) the Plan is part of a required aggregation group (within the meaning of Section 416(g) of the Code) and the required aggregation group satisfies the 60% Test, or (c) the Plan is part of a required aggregation group and a permissive aggregation group (as provided in Section A-6 herein) and the permissive aggregation group satisfies the 60% Test.  The Determination Date shall be the last day of the preceding Plan Year.  However, and notwithstanding the results of the 60% Test, the Plan shall not be considered Top-Heavy for any Plan Year in which the Plan is a part of a required or permissive aggregation group which does not satisfy the 60% Test.

A-4.                         Value of Account Balance.  The Account balance for any Member as of the Determination Date is the sum of (a) such Member’s Account balance as of the most recent Valuation Date occurring within the 12-month period ending on the Determination Date, and (b) an adjustment for any contributions actually made after the Valuation Date but on or before the Determination Date.  The Account balance of any Member shall be increased to reflect any distributions during the five-year period ending on the Determination Date from this Plan and all other plans (whether or not terminated) maintained by the Participating Company, and reduced to eliminate the value of any rollover contributions made after December 31, 1983, included in such Account balance.

A-5.                         Prior Key Employees.  A Key Employee in prior Plan Years who is not a Key Employee with respect to a current Plan Year and any Member who has not performed services for a Participating Company maintaining the Plan at any time during the five-year period ending on the Determination Date, shall be excluded entirely in computing the percentage in the first paragraph above, but if a Key Employee who performed no services for a Participating Company during such five-year period subsequently returns to Service with a Participating Company, such Key Employee’s total Accrued benefit shall be included in making the determination in the first paragraph above.

A-6.                         Restrictions.

(a)                                 Minimum Benefits.  With respect to any Plan Year during which the Plan is Top-Heavy, the Accrued benefit derived from Participating Company contributions of a Member who is not a Key Employee shall not be less than the lesser of (i) 3% of such Member’s Statutory Compensation, or (ii) the percentage contributed by a Participating Company (including salary deferral contributions) for the Key Employee for who such percentage is the highest for such Plan Year.  Such Minimum Benefit shall be provided to all such Members who are employed by a Participating Company on the Determination Date, regardless of such members’ level of Compensation and whether or not such Members (A) have completed 1,000 Hours of Service during the Plan Year, or (B) have elected to make contributions to the Plan under Sections 5.1, 5.2 or 5.3 of the Plan.  If the Participating Company maintains one or more qualified plans in addition to this Plan, the following Minimum Benefits shall be provided by this Plan:

(i)            Members who are not Key Employees and who are covered only by this Plan shall receive the Minimum Benefit described in the first paragraph of this Section A-6;

(ii)           Members who are not Key Employees and who are covered by this Plan and one or more other defined contribution plans shall receive the Minimum Benefit described in the first paragraph of this Section A-6, reduced by any benefit received under other plans;

(iii)          Members who are not Key Employees and who are covered by this Plan and one or more defined benefit plans shall receive no Minimum Benefit under this Plan if a Top-Heavy minimum benefit is provided by one or more of the other plans.  If no Top-Heavy minimum benefit is so provided, such Members shall receive a Minimum Benefit under this Plan of 5% of such Member’s Statutory Compensation.

(b)                                 Maximum Benefit Adjustments.  (i) An adjustment is to be made in calculating the maximum benefit and contribution limitations under Section 415 of the Code if in any Plan Year a Member is a participant in a Top-Heavy defined benefit and defined contribution plan maintained by a Participating Company.  Such adjustment shall be a reduction in the figure used as a multiplier pursuant to Sections 415(e)(2)(B)(i) and 415(e)(3)(B)(i) of the Code from 1.25 to 1.00.

(c)                                  Section A-6(b) above shall not apply in any Plan Year of a Top-Heavy Plan if the following conditions are satisfied with respect to such Plan Year;

(i)            the sum of (A) the present values of Accrued Benefits for Key Employees under the defined benefit plan and (B) Account balances of Key Employees under the defined contribution plan, does not exceed 90% of such sum for all Members;

(ii)           the minimum contribution percentage pursuant to Section A-6 herein is increased from 3% to 4%; and

(iii)          the minimum benefit percentage to be accrued by Members who are not Key Employees of the defined benefit plan is increased from 2% to 3%, adjusted, if necessary, in accordance with Section 416(c)(1) of the Code.

(d)                                 The adjustment otherwise required under Section A-6(c)(i) above shall not be applicable to any Member if with respect to the particular Plan Year there are (i) no Accrued benefits credited to such Member under the defined benefit plan, and (ii) no Participating Company contributions, forfeitures, or voluntary nondeductible contributions allocated to such Member.

(e)                                  In the case of any Top-Heavy Plan to which Section A-6(c)(i) above applies, the transitional rule set forth in Section 415(e)(6)(B)(i) of the Code shall be applied by substituting “$41,500” for “$51,875”.

A-7.                         Plan Aggregations.  All defined benefit plans and defined contribution plans maintained by the Participating Companies and by the Affiliated Companies shall be aggregated for purposes of this Appendix A (except for purposes of determining stock ownership in a Participating Company under Section A-2 herein) as if all employees included in the aggregation were Employees of the Company.

(a)                                 The Plan will be considered to be Top-Heavy if, on the Determination Date, the Plan is part of a required aggregation group and the required aggregation group exceeds the 60% Test of Section A-3 herein.  However, the Plan will not be considered to be Top-Heavy for any Plan Year in which the Plan is a part of a required or permissive aggregation group which does not exceed the 60% Test of Section A-3.  The term “required aggregation group” shall mean (i) each other plan of a Participating Company (whether or not terminated) in which a Key Employee is a participant, and (ii) each other plan of a Participating Company (whether or not terminated) which enables any plan described in subclause (i) to meet the requirements of Section 401(a)(4) or 410 of the Code.  The term “permissive aggregation group” shall mean the required aggregation group, plus any plan not required to be included in the required aggregation group if such group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

(b)                                 Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is Top-Heavy (within the meaning of Section 416(g) of the Code), the Accrued benefit of an Employee other than a Key Employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Companies; or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

(c)                                  The Administrative Committee shall act pursuant to Treasury Regulations in carrying out these provisions, particularly with reference to the application of the Minimum Benefit or contribution provisions, where more than one plan is involved.

A-8.                         Modification of Rules Effective October 1, 2002.

(a)                                 Effective date.  This section shall apply for purposes of determining whether the plan is a top-heavy plan under section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years.  This A-8 modifies the foregoing rules in this Exhibit A.

(b)                                 “Key Employee” means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $170,000 ((as adjusted pursuant to Section 416(i)(1) of the Code), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code.  The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(c)                                  Determination of present values and amounts.  This subsection shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

(1)                                 Distributions during year ending on the determination date.  The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under section 416(g)(2)(A)(i) of the Code.  In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

(2)                                 Employees not performing services during year ending on the determination date.  The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

(d)                                 Minimum benefits.  Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the plan.  The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan.  Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

APPENDIX B

ANNUAL ADDITIONS

Section 8.4 of the Plan shall be construed in accordance with this Appendix B.  Unless the context clearly requires otherwise, words and phrases used in this Appendix B shall have the same meanings that are assigned to them under the Plan.  Notwithstanding any other provision of this Plan, in no event shall allocations to Members under the Plan fail to comply with Section 415 of the Code.

B-1.                         Limitation on Annual Additions.

(a)                                 Notwithstanding any other provision of the Plan, the sum of the Annual Additions (as hereinafter defined) to a Member’s Accounts for a Limitation Year (as defined in Section B-3 herein) shall not exceed the lesser of:  (i) $53,000 (as adjusted by Section 415(d) of the Code) or (ii) 100% of such Member’s Limitation Year Statutory Compensation.  The term “Annual Additions” means the amount allocated to a Member’s Account that constitutes:

(i)            Company contributions including Participating Company contributions plus Pre-Tax Contributions (excluding Catch-up Contributions),

(ii)           After-Tax Contributions,

(iii)          Forfeitures, if any, and

(iv)          Amounts described in Sections 415(1) and 419A(d)(2) of the Code relating to contributions for certain medical benefits.

The term “Annual Additions” shall not include any amounts credited to the Member’s Account resulting from rollover contributions.

(b)                                 If, it is determined that, but for the limitations contained in Section B-1(a) and if as a result of the allocation of forfeitures, if any, a reasonable error in estimating a Member’s annual compensation, or under other limited facts and circumstances permitted under regulations issued by the Secretary of the Treasury or his delegate, the Annual Additions to a Member’s Account for any Limitation Year would be in excess of the limitations contained herein, such Annual Additions shall be reduced to the extent necessary to bring such Annual Additions within the limitation contained in Section B.1(a) in the following order:

(i)            Allocations of Company Match Contributions and Forfeitures of Company Match Accounts shall first be reduced;

(ii)           After-Tax Contributions and Pre-Tax Contributions shall be reduced in the following order:  After-Tax Contributions, Roth Elective Deferral Contributions, Pre-Tax Contributions; and

(iii)          Finally, such Member’s allocable share of the aggregate Company Match Contributions for the Plan Year ending within such Limitation Year shall be reduced.

(c)                                  To the extent that the amount of any Member’s allocable share of the aggregate Company Match Contributions is reduced in accordance with the provisions of subsection (b) of this Section B-1, the amount of such reductions shall be treated as follows.  In accordance with Treasury Regulation 1.415-6(b)(iii), amounts reduced under subsection (b)(i) and (b)(iii) above shall be held in an unallocated suspense account and used to reduce Company Match Contributions in the next Plan Year.  After-Tax Contributions and Pre-Tax Contributions described in subsection (b)(ii) above shall be returned to such Member, together with any gain attributable to such returned contributions.

(d)                                 The foregoing provisions regarding correction methods are limited to limitation years beginning before July 1, 2007.

B-2.                         Limitation on Annual Additions for Participating Companies or Affiliated Companies Maintaining Other Defined Contribution Plans.  In the event that any Member of this Plan is a participant under any other Defined Contribution Plan (as defined in Section B-3) maintained by a Participating Company or an Affiliated Company (whether or not terminated), the total amount of annual Additions to such Member’s accounts under all such Defined Contribution Plans shall not exceed the limitations set forth in Section B-1.  Reduction of annual additions, where required, shall be accomplished first by reductions under such other plans pursuant to the directions of the named fiduciary for administration of such other plans or under priorities, if any, established by the terms of such other plans, and then, if necessary, by reducing contributions under this Plan.  If it is determined that as a result of the limitations set forth in this Section B-2, the Annual Additions in this Plan must be reduced, such reduction shall be accomplished in accordance with the provisions of Section B-1.

B-3.                         Definitions Relating to Annual Additions Limitations.  For purposes of this Appendix B, the following definitions shall apply:

(a)                                 “Retirement Plan” shall mean (i) any profit sharing, pension or stock bonus plan described in Sections 401(a) and 501(a) of the Code, (ii) any annuity plan or annuity contract described in Sections 403(a) or 403(b) of the Code, (iii) any qualified bond purchase plan described in Section 405(a) of the Code, (iv) any individual retirement account, individual retirement annuity or retirement bond described in Sections 408(a), 408(b) or 409(a) of the Code, and (v) any simplified employee pension.

(b)                                 “Defined Contribution Plan” shall mean (i) a Retirement Plan which provides for an individual account for each participant therein and for benefits based solely on the amount contributed to the participant’s account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to such participant’s account and (ii) mandatory and/or voluntary employee contributions to a defined benefit plan to the extent of such employee contributions.

(c)                                  “Limitation Year” shall mean the Plan Year.  In the case of a short Plan Year, the $53,000 limit in Section B-1(a) shall be prorated.

(d)                                 “Statutory Compensation” shall mean be defined in accordance with Article II.

APPENDIX C

SPECIAL DISTRIBUTION OPTIONS FOR MEMBERS OF CERTAIN ACQUIRED COMPANIES

Pursuant to Section 11.1(a)(3), McClier Members, Castella Members and M & E Members may elect forms of benefits as set forth in this Appendix C with respect to their Accounts.  All such Members shall collectively be referred to as “Appendix C Members.” Notwithstanding any other provision of this Plan to the contrary, no Member, other than an Appendix C Member, shall be able to elect any of the forms of benefits set forth in this Appendix C.  In addition, except as set forth in the next sentence, no distribution form described in this Appendix C may be elected after September 30, 2002.  However, if an Appendix C Member elected an Annuity Option at any time prior to October 1, 2002, then (i) the Appendix C Member may elect a Qualified Joint and Survivor Annuity or a life annuity as set forth in subsections (a)(1), (4) or (5) (but not any other form set forth in this Appendix C), and (ii) Section C-3 of this Appendix C shall apply to such person.

C-1.                         Definitions.

(a)                                 Annuity Options.  Any of the distribution forms described in Section C-2(a)(1) through C-2(a)(5).

(b)                                 Annuity Starting Date.  The first day of the first period for which an amount is paid as an annuity or any other form.

(c)                                  “Castella Member” means a participant in the W.F. Castella & Associates Employees’ 401(k) Profit Sharing Plan and Trust when it merged into the Investment Plan effective September 1, 1999.

(d)                                 Election Period.  The period which begins on the first day of the Plan Year in which the Appendix C Member attains age 35 and ends on the date of the Appendix C Member’s death.  If an Appendix C Member separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account balance as of the date of separation, the election period shall begin on the date of separation.

(e)                                  “M&E Member” means an employee of Metcalf & Eddy, Inc. whose balance in the Aqua Alliance Inc. Retirement Savings Plan was transferred to the Investment Plan in 2000.

(f)                                   “McClier Member” means a participant in the McClier Corporation 401(k) Plan when it merged into the Investment Plan effective January 1, 1997.

(g)                                  Qualified Election.  A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity.  Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless:  (i) the Appendix C Member’s Spouse consents in writing to the election; (ii) the election designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Appendix C Member without any further spousal consent); (iii) the Spouse’s consent acknowledges the effect of the election; and (iv) the Spouse’s consent is witnessed by a Plan representative or notary public.

Additionally, an Appendix C Member’s waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Member without any further spousal consent).  If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election.

Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse.  A consent that permits designations by the Appendix C Member without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights.  A revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time before the commencement of benefits.  The number of revocations shall not be limited.

(h)                                 Qualified Joint and Survivor Annuity.  An immediate annuity for the life of the Appendix C Member with a survivor annuity for the life of the Spouse which is 50 percent (50%) (or 100 percent (100%), if elected by the Appendix C Member) of the amount of the annuity which is payable during the joint lives of the Appendix C Member and the Spouse and which is the amount of benefit which can be purchased with the Appendix C Member’s vested Account.

(i)                                     Spouse (Surviving Spouse).  The spouse (or Surviving Spouse) of the Appendix C Member at the time of the Annuity Starting Date (or the Appendix C Member’s death, if earlier).

C-2.                         Forms of Benefits Available.

(a)                                 In addition to the forms of benefits otherwise available in the Plan, an Appendix C Member shall be entitled to elect any of the following forms of monthly benefits with respect to his Accounts:

(1)                                 A Qualified Joint and Survivor Annuity.

(2)                                 An annuity payable for the Appendix C Member’s lifetime with a minimum guaranty of a period of years, as selected by the Appendix C Member, subject to the following.  The only periods available are as follows:  (i) 5 or 10 years, in the case of a McClier Member and (ii) 5, 10, 15 or 20 years, in the case of a Castella Member.  If the McClier or

Castella Member dies prior to the end of the selected period, payments in the same amount to such Member’s Beneficiary will continue for the remainder of the selected period.  This option is not available to M & E Members.

(3)                                 A contingent annuity option with a 10-year guaranty — monthly payments to the McClier Member for his life.  However, if the McClier Member dies prior to 10 years of payments, payments of the same amount will continue to the contingent annuitant for the remainder of the 10-year period.  After the later of the McClier Member’s death or end of the 10-year period, payments equal to 50% or 100% (as selected by the McClier Member) shall be made to the contingent annuitant for his life if he is then alive.  If both the McClier Member and the contingent annuitant die prior to the end of the 10-year period, then payments in the same amount shall continue to the Beneficiary for the remainder of the 10-year period.  This option is only available to McClier Members.

(4)                                 Installments over the McClier Member’s life expectancy (based on tables set forth in regulations under Section 72 of the Code).  Such life expectancy shall be redetermined annually and the monthly payment amount for the year shall equal the value of the McClier Member’s Account as of the end of the prior year divided by the recalculated life expectancy.  Upon the McClier Member’s death, any remaining balance is paid to the Beneficiary.  This option is only available to McClier Members.

(5)                                 An annuity payable for the Member’s lifetime (with no benefits after the death of the Member).  This option is not available to McClier Members.

(b)                                 If the Appendix C Member elects any of the foregoing options (other than (a)(4) above), the Member’s vested Accounts, reduced by any applicable state taxes and any policy handling fees imposed by the annuity company, shall be used to purchase an annuity contract that pays the form of benefits selected.  These options shall only be available to the extent that an annuity contract providing such benefits can be acquired.

(c)                                  Solely in the case of McClier Members, any of the Annuity Options may be paid on a fixed basis (that is, providing level monthly payments), on a variable basis (that is, providing payments in an amount which may increase or decrease depending on investment performance), or a combination of a fixed and variable basis.  These options shall only be available to the extent that an annuity contract providing such benefits can be acquired.

C-3.                         Spousal Consent Rules.  Unless the Appendix C Member elects or has previously elected an Annuity Option, no spousal consent is required to elect any of the options provided by Section 11.1 or any options in this Appendix (other than an Annuity Option).  In no event shall spousal consent be required to elect a Qualified Joint and Survivor Annuity.

Notwithstanding any other provisions of the Plan (other than Section 11.1), if the Appendix C Member elected an Annuity Option at any time prior to October 1, 2002, then the rules set forth below shall apply with respect to the distribution of benefits.  These rules shall not apply if the Appendix C Member did not elect an Annuity Option prior to October 1, 2002.

(a)                                 (1)                                 Unless an optional form of benefit is selected pursuant to a Qualified Election within the 180-day period ending on the Annuity Starting Date, a married Appendix C Member’s vested Accounts will be paid in the form of a Qualified and Survivor Annuity and an unmarried Appendix C Member’s vested Account will be paid in the form of a life annuity, as set forth in subsection (a)(4) or (a)(5), as applicable.

(2)                                 The Plan shall, no less than 30 days and no more than 180 days prior to the Annuity Starting Date, provide each Appendix C Member with a written explanation of:  (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Appendix C Member’s right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of an Appendix C Member’s Spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

(b)                                 (1)                                 Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if an Appendix C Member dies before the Annuity Starting Date, then 100% of the Appendix C Member’s vested Accounts shall be applied toward the purchase of an annuity contract (reduced by any state applicable taxes and any policy handling fees imposed by the annuity company) providing for payments for the life of the Surviving Spouse.  The Surviving Spouse may elect to have distribution of the vested Account balance commence within the 90-day period following the date of the Appendix C Member’s death.

(2)                                 An Appendix C Member who will not attain age 35 as of the end of any current Plan Year may make a special Qualified Election to waive the Qualified Pre-retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Appendix C Member will attain age 35.  Such election shall not be valid unless the Appendix C Member receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Section C-3(a)(2).  Qualified Preretirement Survivor coverage will be automatically reinstated as of the first day of the Plan Year in which the Member attains age 35.  Any new waiver on or after such date shall be subject to the full requirements of this Appendix.

(3)                                 The Plan shall provide each Appendix C Member, within the applicable period for such Appendix C Member, a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation described in Section C-3(a)(2) applicable to a Qualified Joint and Survivor Annuity.  The applicable period for an Appendix C Member is whichever of the following periods ends last:  (i) the period beginning with the first day of the Plan Year in which the Appendix C Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Appendix C Member attains age 35; and (ii) the expiration of one year after the Appendix C Member elects an Annuity Option.  Notwithstanding the foregoing, if the Appendix C Member has ever elected an Annuity Option and separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation.  If such an Appendix C Member thereafter returns to employment with the Company, the applicable period for such Appendix C Member shall be redetermined.

(4)                                 The Surviving Spouse may elect a death benefit allowed under Section 11.1 in lieu of the Qualified Preretirement Survivor Annuity by making a Qualified Election prior to the purchase of the annuity contract providing the Qualified Preretirement Survivor Annuity.

APPENDIX D

MERGER OF THE MCNEIL TECHNOLOGIES, INC. 401(K) PLAN INTO
THE AECOM RETIREMENT & SAVINGS PLAN

D-1.                         Introduction.  Effective July 1, 2016 (the “Merger Date”), the McNeil Technologies, Inc. 401(k) Plan (the “McNeil Plan”) shall be merged into, and continued in the form of, the Plan.  The purpose of this Appendix D is to effectuate the merger of the McNeil Plan into the Plan and the transfer of assets described in Section D-3 below in accordance with Sections 401(a)(12), 411(d)(6), and 414(l) of the Code and the Treasury Regulations and other guidance issued thereunder.  The provisions of this Appendix D apply only to participants or beneficiaries of the McNeil Plan (“McNeil Members”) and shall supersede the provisions of the Plan (except such Plan provisions as impose conditions or limitations required by applicable law) to the extent necessary to eliminate any inconsistency between the Plan and this Appendix D.

D-2.                         Participation in the Plan.  Contributions under the McNeil Plan were frozen effective January 1, 2011.  Each McNeil Member who previously became a Member in the Plan prior to the Merger Date, and who is employed by a Company as an Eligible Employee, shall continue as a Member in the Plan on the Merger Date, subject to the conditions and limitations of the Plan.  Each other McNeil Member shall, on and after the Merger Date, be treated as an inactive Member or a Beneficiary (whichever is applicable) of the Plan, subject to the conditions and limitations of the Plan.  Each McNeil Member (including for this purpose each beneficiary of a deceased participant in the McNeil Plan) who becomes a Member pursuant to this Section D-2 on or after the Merger Date shall be referred to herein individually as a “McNeil Member” or collectively as the “McNeil Members.”

D-3.                         Transfer of Assets.  The assets of the trust that serves as the funding vehicle for the McNeil Plan shall be transferred to the Trust on or as soon as practicable after the Merger Date.  Such transfer shall be in cash or in kind, as determined by the Committee.  On or as soon as practicable following the transfer of assets to the Trust, such transferred assets shall be invested in the Funds under the Plan that are identical to, or have the same or similar risk and return characteristics as, the investment funds in which accounts of each McNeil Member previously were invested under the McNeil Plan until each such McNeil Member may make a different investment election under Section 7.5 of the Plan.

D-4.                         Transfer of Account Balances.  As of the Merger Date, the aggregate account balances, as adjusted through the Merger Date, of each McNeil Member shall be transferred to the Plan and shall be credited to the appropriate Accounts of the McNeil Member under the Plan.  Thereafter, such Accounts, which shall include the applicable amounts (if any) transferred to this Plan from the McNeil Plan, shall be subject to the terms and conditions of the Plan.

D-5.                         Vesting.

(a)                                 Vesting Schedule.  As of the Merger Date, each McNeil Member was fully vested in the portion of his Prior Employer Contribution Account attributable to employer matching contributions or other employer contributions made on his behalf under the McNeil Plan.

D-1

(b)                                 Vesting Service.  A McNeil Member’s period of employment that would have been taken into account for purposes of determining such McNeil Member’s vesting service under the McNeil Plan prior to the Merger Date shall be counted in full for purposes of determining the McNeil Member’s “Years of Vesting Service” under the Plan.

D-6.                         Withdrawals Prior to Termination of Service.

(a)                                 In-Service Withdrawals.  A McNeil Member who has not experienced a Termination of Service may receive an in-service withdrawal in accordance with Article 10 of the Plan.

(b)                                 Loans to Members.  Any outstanding loan on the Merger Date that had been made to a participant under the McNeil Plan shall be maintained on and after the Merger Date under the Plan until all amounts of principal and interest thereon have been repaid.  The terms and conditions relating to such outstanding loans shall continue as in existence prior to the Merger Date.

D-7.                         Payment of Benefits.  A McNeil Member’s vested Accounts shall be distributed, by any one or more of the methods set forth in Section 11.1 of the Plan.  A McNeil Member whose Account includes amounts transferred from a money purchase pension plan and held in his Prior Money Purchase Pension Plan Account shall receive his vested Account distributed in the form of an annuity, in accordance with Section 11.10 of the Plan.

D-8.                         Plan Benefits for McNeil Members Who Terminated Employment Prior to the Merger Date.  The benefits that would have been provided under the McNeil Plan with respect to any McNeil Member who retired or whose employment with the Company and its Affiliates otherwise terminated prior to the Merger Date will be provided from the Plan pursuant to the provisions of the McNeil Plan in effect at his termination of employment, unless otherwise provided in this Appendix D.

D-9.                         Administrative Committee’s Actions.  The Administrative Committee shall take such actions as it deems necessary or desirable to accomplish the transfer of account balances and assets as described in this Appendix D.

D-10.                  Use of Terms.  Terms used in this Appendix D shall, unless defined in this Appendix D or otherwise noted, have the meanings given to those terms elsewhere in the Plan.

D-2

APPENDIX E

MERGER OF THE HUNT CORPORATION RETIREMENT SAVINGS PLAN INTO
THE AECOM RETIREMENT & SAVINGS PLAN

E-1.                         Introduction.  Effective July 1, 2016 (the “Merger Date”), the Hunt Corporation Retirement Savings Plan (the “Hunt Plan”) shall be merged into, and continued in the form of, the Plan.  The purpose of this Appendix E is to effectuate the merger of the Hunt Plan into the Plan and the transfer of assets described in Section E-3 below in accordance with Sections 401(a)(12), 411(d)(6), and 414(l) of the Code and the Treasury Regulations and other guidance issued thereunder.  The provisions of this Appendix E apply only to participants or beneficiaries of the Hunt Plan (“Hunt Members”) and shall supersede the provisions of the Plan (except such Plan provisions as impose conditions or limitations required by applicable law) to the extent necessary to eliminate any inconsistency between the Plan and this Appendix E.

E-2.                         Participation in the Plan.  Each Hunt Member who is employed by a Company as an Eligible Employee on the Merger Date shall automatically become a Member in the Plan on the Merger Date, subject to the conditions and limitations of the Plan, and each such Member’s contribution elections in effect under the Hunt Plan immediately prior to the Merger Date shall continue in effect under the Plan on and after the Merger Date, subject to all applicable Plan provisions.  Each other Hunt Member shall, on and after the Merger Date, be treated as an inactive Member or a Beneficiary (whichever is applicable) of the Plan, subject to the conditions and limitations of the Plan.  Each Hunt Member (including for this purpose each beneficiary of a deceased participant in the Hunt Plan) who becomes a Member pursuant to this Section E-2 on or after the Merger Date shall be referred to herein individually as a “Hunt Member” or collectively as the “Hunt Members.”

E-3.                         Transfer of Assets.  The assets of the trust that serves as the funding vehicle for the Hunt Plan shall be transferred to the Trust on or as soon as practicable after the Merger Date.  Such transfer shall be in cash or in kind, as determined by the Committee.  On or as soon as practicable following the transfer of assets to the Trust, such transferred assets shall be invested in the Funds under the Plan that are identical to, or have the same or similar risk and return characteristics as, the investment funds in which accounts of each Hunt Member previously were invested under the Hunt Plan until each such Hunt Member may make a different investment election under Section 7.5 of the Plan.

E-4.                         Transfer of Account Balances.  As of the Merger Date, the aggregate account balances, as adjusted through the Merger Date, of each Hunt Member shall be transferred to the Plan and shall be credited to the appropriate Accounts of the Hunt Member under the Plan.  Thereafter, such Accounts, which shall include the applicable amounts (if any) transferred to this Plan from the Hunt Plan, shall be subject to the terms and conditions of the Plan.

E-5.                         Vesting.

(a)                                 Vesting Schedule.

(1)                                 A Hunt Member who completes an Hour of Service on or after January 1, 2016 will be vested according to the schedule set forth in Section 9.2(a) of the Plan.

(2)                                 A Hunt Member who does not complete an Hour of Service on or after January 1, 2016 will be vested according to the following schedule:

Number of Years of Vesting Service	Vested Interest

Less than 2	0%
2	20%
3	40%
4	60%
5	100%

(3)                                 A Hunt Member will become fully vested in his Account upon attainment of Early Retirement Age.

(b)                                 Vesting Service.  A Hunt Member’s period of employment that would have been taken into account for purposes of determining such Hunt Member’s vesting service under the Hunt Plan prior to the Merger Date shall be counted in full for purposes of determining the Hunt Member’s “Years of Vesting Service” under the Plan.

E-6.                         Withdrawals Prior to Termination of Service.

(a)                                 In-Service Withdrawals.  A Hunt Member who has not experienced a Termination of Service may elect to receive an in-service withdrawal in accordance with Article 10 of the Plan.

(b)                                 Loans to Members.  Any outstanding loan on the Merger Date that had been made to a participant under the Hunt Plan shall be maintained on and after the Merger Date under the Plan until all amounts of principal and interest thereon have been repaid.  The terms and conditions relating to such outstanding loans shall continue as in existence prior to the Merger Date.

E-7.                         Payment of Benefits.  A Hunt Member’s vested Accounts shall be distributed by any one or more of the methods set forth in Section 11.1 of the Plan.

E-8.                         Plan Benefits for Hunt Members Who Terminated Employment Prior to the Merger Date.  The benefits that would have been provided under the Hunt Plan with respect to any Hunt Member who retired or whose employment with the Company and its Affiliates otherwise terminated prior to the Merger Date will be provided from the Plan pursuant to the provisions of the Hunt Plan in effect at his termination of employment, unless otherwise provided in this Appendix E.

E-9.                         Administrative Committee’s Actions.  The Administrative Committee shall take such actions as it deems necessary or desirable to accomplish the transfer of account balances and assets as described in this Appendix E.

E-10.                  Use of Terms.  Terms used in this Appendix E shall, unless defined in this Appendix E or otherwise noted, have the meanings given to those terms elsewhere in the Plan.

APPENDIX F

MERGER OF THE AECOM 401(k) RETIREMENT PLAN INTO
THE AECOM RETIREMENT & SAVINGS PLAN

F-1.                          Introduction.  Effective July 1, 2016 (the “Merger Date”), the AECOM 401(k) Retirement Savings Plan (f/k/a the URS Corporation 401(k) Retirement Plan) (the “AECOM 401(k) Plan”) shall be merged into, and continued in the form of, the Plan.  The purpose of this Appendix F is to effectuate the merger of the AECOM 401(k) Plan into the Plan and the transfer of assets described in Section F-3 below in accordance with Sections 401(a)(12), 411(d)(6), and 414(l) of the Code and the Treasury Regulations and other guidance issued thereunder.  The provisions of this Appendix F apply only to participants or beneficiaries of the AECOM 401(k) Plan (“AECOM 401(k) Members”) and shall supersede the provisions of the Plan (except such Plan provisions as impose conditions or limitations required by applicable law) to the extent necessary to eliminate any inconsistency between the Plan and this Appendix F.

F-2.                          Participation in the Plan.  Each AECOM 401(k) Member who is employed by a Company as an Eligible Employee on the Merger Date shall automatically become a Member in the Plan on the Merger Date, subject to the conditions and limitations of the Plan, and each such Member’s contribution elections in effect under the AECOM 401(k) Plan immediately prior to the Merger Date shall continue in effect under the Plan on and after the Merger Date, subject to all applicable Plan provisions.  Each other AECOM 401(k) Member shall, on and after the Merger Date, be treated as an inactive Member or a Beneficiary (whichever is applicable) of the Plan, subject to the conditions and limitations of the Plan.  Each AECOM 401(k) Member (including for this purpose each beneficiary of a deceased participant in the AECOM 401(k) Plan) who becomes a Member pursuant to this Section F-2 on or after the Merger Date shall be referred to herein individually as an “AECOM 401(k) Member” or collectively as the “AECOM 401(k) Members.”

F-3.                          Transfer of Assets.  The assets of the trust that serves as the funding vehicle for the AECOM 401(k) Plan shall be transferred to the Trust on or as soon as practicable after the Merger Date.  Such transfer shall be in cash or in kind, as determined by the Committee.  On or as soon as practicable following the transfer of assets to the Trust, such transferred assets shall be invested in the Funds under the Plan that are identical to, or have the same or similar risk and return characteristics as, the investment funds in which accounts of each AECOM 401(k) Member previously were invested under the AECOM 401(k) Plan until each such AECOM 401(k) Member may make a different investment election under Section 7.5 of the Plan.

F-4.                          Transfer of Account Balances.  As of the Merger Date, the aggregate account balances, as adjusted through the Merger Date, of each AECOM 401(k) Member shall be transferred to the Plan and shall be credited to the appropriate Accounts of the AECOM 401(k) Member under the Plan.  Thereafter, such Accounts, which shall include the applicable amounts (if any) transferred to this Plan from the AECOM 401(k) Plan, shall be subject to the terms and conditions of the Plan.

F-5.                          Vesting.

(a)                                 Vesting Schedule.

(1)                                 An AECOM 401(k) Member who became an eligible employee under the AECOM 401(k) Plan on or after January 1, 2016 will be vested according to the schedule set forth in Section 9.2(a) of the Plan.

(2)                                 An AECOM 401(k) Member who became an eligible employee under the AECOM 401(k) Plan prior to January 1, 2016 shall be fully vested in his Account.

(b)                                 Vesting Service.  An AECOM 401(k) Member’s period of employment that would have been taken into account for purposes of determining such AECOM 401(k) Member’s “Years of Service” under the AECOM 401(k) Plan prior to the Merger Date shall be counted in full for purposes of determining the AECOM 401(k) Member’s “Years of Vesting Service” under the Plan.

F-6.                          Withdrawals Prior to Termination of Service.

(a)                                 In-Service Withdrawals.  Except as provided in Section F-6(b), an AECOM 401(k) Member who has not experienced a Termination of Service may elect to receive an in-service withdrawal in accordance with Article X of the Plan.

(b)                                 In-Service Withdrawals from Prior Merged Plans and Certain Prior Employer Contributions to the AECOM 401(k) Plan.

(1)                                 Withdrawals from Prior Employer Contributions Account of AECOM 401(k) Members.  Except as otherwise provided in this Section F-6(b), an AECOM 401(k) Member may request an in-service withdrawal of amounts attributable to matching or employer contributions that originated with a prior plan that previously merged into the AECOM 401(k) Plan, and were transferred from the AECOM 401(k) Plan to the AECOM 401(k) Member’s Prior Employer Contributions Account under the Plan, prior to attaining age 59-½, in accordance with the rules and procedures established by the Administrative Committee; provided that such in-service withdrawal would otherwise have been available with respect to such amounts under the AECOM 401(k) Plan.

(2)                                 Withdrawals from Accounts of AECOM 401(k) Members who were Participants in the Flint Energy Services, Inc. 401(k) Plan.  Notwithstanding anything contained in Section 10.1 or Section 10.3 of the Plan to the contrary, no AECOM 401(k) Member who was a participant in the Flint Energy Services, Inc. 401(k) Plan (the “Flint Plan”) may request an in-service withdrawal of any amounts attributable to employer contributions that originated with the Flint Plan, and were transferred from the AECOM 401(k) Plan to the Plan, prior to attaining age 59-½ or on account of hardship.

(3)                                 Withdrawals from Accounts of AECOM 401(k) Member who were Participants in The Performance Plan of Greiner Engineering, Inc.  Notwithstanding anything contained in Section 10.1 or Section 10.3 of the Plan to the contrary, no AECOM 401(k) Member who was a participant in the Greiner Performance Plan may request an in-service withdrawal of any amounts attributable to qualifying employer securities (as defined in Section 409(l)(4) of the Code) that originated in the “ESOP Accounts” of the Greiner Performance Plan, and were transferred from the AECOM 401(k) Plan to the Plan, prior to attaining age 59-½ or on account of hardship.

(4)                                 Withdrawals from Accounts of AECOM 401(k) Members whose Account Includes of SCA Contributions.  Notwithstanding anything contained in Section 10.1 of the Plan to the contrary, no AECOM 401(k) Member whose Account includes SCA Contributions attributable to (A) the AECOM 401(k) Member’s prior participation in the Lear Siegler Services, Inc. Retirement Income Savings Plan, the EG&G Technical Services, Inc. Savings Plan, or the Washington Group International, Inc. 401(k) Retirement Savings Plan; (B) any SCA Contributions made pursuant to Appendices G, F or N to AECOM 401(k) Plan (as in effect immediately prior to the Merger Date), or (C) any SCA Contributions previously transferred to such AECOM 401(k) Plan, may request an in-service withdrawal of SCA Contributions that originated under such plans and were transferred from the AECOM 401(k) Plan to the Plan, prior to attaining age 59-½.

(c)                                  Loans to Members.  Any outstanding loan on the Merger Date that had been made to a participant under the AECOM 401(k) Plan shall be maintained on and after the Merger Date under the Plan until all amounts of principal and interest thereon have been repaid.  The terms and conditions relating to such outstanding loans shall continue as in existence prior to the Merger Date.

F-7.                          Payment of Benefits.

(a)                                 General.  An AECOM 401(k) Member’s vested Accounts shall be distributed by any one or more of the methods set forth in Section 11.1 of the Plan.

(b)                                 Payment for Money Purchase Pension Plan Participants.  An AECOM 401(k) Member whose Account includes amounts transferred from a money purchase pension plan and held in his Prior Money Purchase Pension Plan Account shall receive his vested Account distributed in the form of an annuity, in accordance with Section 11.10 of the Plan.

F-8.                          Plan Benefits for AECOM 401(k) Members Who Terminated Employment Prior to the Merger Date.  The benefits that would have been provided under the AECOM 401(k) Plan with respect to any AECOM 401(k) Member who retired or whose employment with the Company and its Affiliates otherwise terminated prior to the Merger Date will be provided from the Plan pursuant to the provisions of the AECOM 401(k) Plan in effect at his termination of employment, unless otherwise provided in this Appendix F.

F-9.                          Administrative Committee’s Actions.  The Administrative Committee shall take such actions as it deems necessary or desirable to accomplish the transfer of account balances and assets as described in this Appendix F.

F-10.                   Use of Terms.  Terms used in this Appendix F shall, unless defined in this Appendix F or otherwise noted, have the meanings given to those terms elsewhere in the Plan.